Exhibit 10(xxv)
---------------










                                 MONROE BANCORP
                         EMPLOYEE STOCK OWNERSHIP PLAN

      (As Amended and Restated Generally Effective as of January 1, 2007)

















                               Krieg DeVault LLP
                         One Indiana Square, Suite 2800
                          Indianapolis, IN 46204-2079
                              www.kriegdevault.com

                                  ADOPTION OF
                                 MONROE BANCORP
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

      (As Amended and Restated Generally Effective as of January 1, 2007)

       Pursuant to resolutions adopted by the Board of Directors of Monroe Bancorp (the "Company") on December 20, 2007, the undersigned officers of the Company hereby adopt the Monroe Bancorp Employee Stock Ownership Plan (As Amended and Restated Generally Effective as of January 1, 2007) on behalf of the Company, in the form attached hereto.

       Dated this 20th day of December, 2007.


                                             MONROE BANCORP


                                             By: /s/ Mark D. Bradford
                                                 -------------------------------
                                                 Mark D. Bradford, President/CEO
ATTEST:


By: /s/ R. Scott Walters
    ----------------------------------
    R. Scott Walters, Secretary

                               TABLE OF CONTENTS
                               -----------------
Section                                                                     Page
-------                                                                     ----

ARTICLE I INTRODUCTION.......................................................  1

Section 1.1  Purposes........................................................  1

Section 1.2  Effective Date .................................................  1

Section 1.3  Employers and Affiliates .......................................  2

Section 1.4  Plan Administration; Plan Year .................................  2

Section 1.5  Funding of Benefits.............................................  2

Section 1.6  Examination of Documents........................................  2

Section 1.7  Plan Supplements................................................  2

Section 1.8  Definition References ..........................................  2

ARTICLE II PARTICIPATION AND SERVICE.........................................  5

Section 2.1  Eligibility to Participate......................................  5

Section 2.2  Commencement of Participation...................................  5

Section 2.3  Duration of Participation.......................................  5

Section 2.4  Restricted Participation and Reemployment.......................  5

Section 2.5  Service.........................................................  6

Section 2.6  Military Service ...............................................  8

Section 2.7  Notice of Participation.........................................  8

ARTICLE III CONTRIBUTIONS....................................................  9

Section 3.1  Company Contributions...........................................  9

Section 3.2  Limitations on Contributions....................................  9

Section 3.3  Payment of Contributions .......................................  9

ARTICLE IV ALLOCATIONS TO PARTICIPANTS....................................... 10

Section 4.1  Individual Accounts............................................. 10

Section 4.2   Accounting Date ............................................... 10

Section 4.3   Account Adjustments............................................ 10

Section 4.4   Company Stock Accounts......................................... 11

Section 4.5   Other Investments Accounts..................................... 11

Section 4.6   Allocation of Company Contributions............................ 12

Section 4.7   Eligible Participants.......................................... 13

Section 4.8   Allocation of Forfeited Remainders............................. 14

Section 4.9   Total Compensation............................................. 14

Section 4.10  Maximum Additions.............................................. 14

Section 4.11  Cash Dividends on Company Stock ............................... 16

Section 4.12  Annual Statements to Participants ............................. 19

ARTICLE V INVESTMENT OF TRUST ASSETS......................................... 20

Section 5.1   Investments ................................................... 20

Section 5.2   Purchase of Company Stock...................................... 20

Section 5.3   Sale of Company Stock.......................................... 21

Section 5.4   Suspense Account............................................... 21

ARTICLE VI EXEMPT LOANS ..................................................... 22

Section 6.1   Loans.......................................................... 22

Section 6.2   Loan Payments.................................................. 24

Section 6.3   Put Option..................................................... 25

Section 6.4   Continuation of Rights of Put Option........................... 26

Section 6.5   Right of First Refusal......................................... 27

ARTICLE VII DISTRIBUTION OF BENEFITS......................................... 28

Section 7.1   Retirement or Disability....................................... 28

Section 7.2   Death.......................................................... 28

Section 7.3   Resignation or Dismissal ...................................... 28

Section 7.4   Remainders and Reinstatement of Forfeited Remainders........... 29

Section 7.5   Payment of Benefits............................................ 30

Section 7.6   Manner of Payment.............................................. 32

Section 7.7   Designation of Beneficiary .................................... 32

Section 7.8   Property Distributed........................................... 33

Section 7.9   Direct Rollovers............................................... 34

ARTICLE VIII FUNDINGAND PLAN ADMINISTRATION.................................. 35

Section 8.1   Funding Policy................................................. 35

Section 8.2   Committee...................................................... 35

Section 8.3   Appointment, Resignation and Removal of Committee Members...... 35

Section 8.4   Committee Procedures........................................... 35

Section 8.5   Committee Powers and Duties.................................... 35

Section 8.6   Committee Rules and Decisions.................................. 36

Section 8.7   Interested Committee Member ................................... 36

Section 8.8   Facility of Payment............................................ 36

Section 8.9   Missing Participants and Beneficiaries......................... 37

Section 8.10  Claims and Review Procedures .................................. 37

Section 8.11  Plan Expenses ................................................. 37

Section 8.12  Fiduciary Responsibilities..................................... 38

Section 8.13  Trustee "Put" Option........................................... 38

ARTICLE IX MISCELLANEOUS..................................................... 39

Section 9.1   Nonguarantee of Employment..................................... 39

Section 9.2   Rights to Trust Assets......................................... 39

Section 9.3   Nonalienation of Benefits ..................................... 39

Section 9.4   Applicable State Law........................................... 39

Section 9.5   Illegal or Invalid Provisions.................................. 39

Section 9.6   Gender and Number.............................................. 39

Section 9.7   Execution in Counterparts...................................... 39

Section 9.8   Waiver of Notice............................................... 39

Section 9.9   Action by the Employers ....................................... 40

Section 9.10  Indemnification................................................ 40

Section 9.11  Nonguarantee of Funds.......................................... 40

Section 9.12  Qualified Domestic Relations Orders............................ 40

Section 9.13  Federal and State Securities Law Compliance.................... 40

ARTICLE X AMENDMENT AND TERMINATION.......................................... 41

Section 10.1  Amendment...................................................... 41

Section 10.2  Termination.................................................... 41

Section 10.3  Termination Procedures......................................... 41

Section 10.4  Limitation on Amendment or Termination......................... 42

ARTICLE XI SUCCESSORS, MERGERS AND PLAN ASSETS............................... 43

Section 11.1  Successors..................................................... 43

Section 11.2  Plan Mergers, Consolidations and Transfers .................... 43

Section 11.3  Plan Assets.................................................... 43

ARTICLE XII VOTING COMPANY STOCK............................................. 44

Section 12.1  Matters Which Require Pass Through of Voting Rights ........... 44

Section 12.2  Confidential Procedure for Passing Through Voting Rights....... 44

Section 12.3  Committee Direction of Trustee ................................ 44

ARTICLE XIII DIVERSIFICATION OF INVESTMENT IN COMPANY STOCK ................. 45

Section 13.1  Election by Qualified Participant.............................. 45

Section 13.2   Method of Diversifying Investment............................. 45

Supplement A Claims and Review Procedures................................... A-1

Supplement B Top-Heavy Provisions........................................... B-1

Supplement C Participation by and Withdrawal of Affiliates.................. C-1

Supplement D Minimum Distribution Requirements ............................. D-1

                                 MONROE BANCORP

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                                   Article I

                                  Introduction
                                  ------------

       Section 1.1 Purposes. The Monroe Bancorp Employee Stock Ownership Plan (the "Plan") is maintained by Monroe Bancorp, a C corporation (the "Company"). The Plan is a stock bonus plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which is designed to invest primarily in qualifying employer securities as defined in Code Section 409(l) and which meets the requirements of Code Section 4975(e)(7) and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") applicable to employee stock ownership plans ("ESOPs").

       The purposes of the Plan as restated are for Participants to (i) share in the growth and prosperity of the Company, (ii) accumulate capital for their future economic security, and (iii) acquire beneficial stock ownership interests in the Company. Consequently, Employer contributions to the Plan will be invested primarily in qualifying employer securities, within the meaning of Code
Section 4975(e)(8) and Section 407(d)(5) of ERISA ("Company Stock"), issued by the Company.

       The Plan is also designed to assist the Company in meeting some of its corporate finance objectives. Accordingly, it may be used to:

       (a) Provide an entity which can purchase Company Stock from time to time from shareholders or directly from the Company; and, if such stock is purchased directly from the Company, to provide the Company with additional capital; and

       (b) Receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans (or credit) secured primarily by a commitment by the Company to make (subject to the limitations in Section 4.10) Company Contributions to the Trust in amounts sufficient to enable principal and interest on such loans to be repaid.

       Section 1.2 Effective Date. The Plan was originally established by the Company effective January 1, 1985 (the "Original Effective Date"). The "Effective Date" of the Plan, as amended and restated, is January 1, 2007, unless otherwise specified in the Plan or required by applicable law. The provisions of the Plan as restated only apply to an individual employed by an Employer on or after the Effective Date. The rights and benefits, if any, of an employee whose employment with the Employers terminated before the Effective Date will be determined in accordance with the terms of the Plan as of the date of his termination; provided, however, that if a Participant's benefits were not fully distributed prior to the Effective Date, then the provisions of the Plan as restated herein, will govern the subsequent investment and distribution of those benefits.

       Section 1.3 Employers and Affiliates. Any Affiliate may adopt the Plan for the benefit of its employees with the Company's consent in accordance with Supplement C. For purposes of the Plan, "Affiliate" means the Company and any other corporation or trade or business whose employees are treated as being employed by the Company under Code Section 414(b), 414(c), 414(m) or 414(o). The Company and each other Affiliate that adopts the Plan are referred to as the "Employers" and sometimes individually as an "Employer."

       Section 1.4 Plan Administration; Plan Year. The Plan is administered by the Benefits Committee (the "Committee"), as described in Article VIII, on the basis of a "Plan Year" which is the 12-month period commencing on each January 1 and ending on the following December 31. Any notice or document required to be given to or filed with an Employer or the Committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to:

                The Benefits Committee
                c/o Monroe Bancorp
                P.O. Box 2329
                Bloomington, Indiana 47402

       Section 1.5 Funding of Benefits. Funds contributed to the Plan will be held and invested in a trust (the "Trust") until distribution, by one or more Trustees (the "Trustee") appointed by the Company, in accordance with the terms of one or more trust agreements (the "Trust Agreement") between the Company and the Trustee which implement and form a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust Agreement.

       Section 1.6 Examination of Documents. Copies of the Plan and Trust Agreement, and any amendments of either document, will be made available at the principal office of each Employer where they may be examined by any Participant or other person entitled to benefits under the Plan.

       Section 1.7 Plan Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

       Section 1.8 Definition References. The following terms are defined in the Plan in the following sections:

Term                                           Plan Section
----                                           ------------

Account............................................   4.1
Accounting Date ...................................   4.2
Accounting Period .................................   4.2
Adverse Benefit Determination .....................   A-3
Affiliate..........................................   1.3
Aggregated Plan....................................   B-5

Alternate Payee....................................   9.12
Annual Addition....................................   4.10(b)
Authorized Leave of Absence........................   2.5(e)
Beneficiary........................................   7.7
Benefit Claim......................................   A-1
Board..............................................   2.5(c)
Cash Dividends.....................................   4.11
Claimant...........................................   A-1
Code...............................................   1.1
Committee..........................................   1.4
Company............................................   1.1
Company Contributions..............................   3.1
Company Contributions Account......................   3.3
Company Stock......................................   1.1
Company Stock Account..............................   4.1(a)
Compensation Cap...................................   4.9
Covered Employee...................................   2.1(c)
Direct Rollover....................................   7.9
Distributee........................................   7.9
Effective Date ....................................   1.2
Eligible Participant...............................   4.7
Eligible Retirement Plan...........................   7.9
Eligible Rollover Distribution.....................   7.9
Eligibility Period.................................   2.5(a)
Employer(s)........................................   1.3
Entry Date.........................................   2.2
ERISA..............................................   1.1
ESOP...............................................   1.1
Highly Compensated Employee .......................   4.10(d)
Hour of Service....................................   2.5(b)
Inactive Participant ..............................   2.4
Key Employee.......................................   B-3(a)
Loan ...............................................  6.1
Married Participant ...............................   7.7
Non-Key Employee ..................................   B-3(b)
Nonallocation Period ..............................   4.6(b)(iii)(A)
Normal Retirement Age..............................   7.1
One-Year Break in Service .........................   2.5(d)
Original Effective Date............................   1.2
Other Investments Account..........................   4.1(b)
Participant .......................................   2.2
Plan ................................................ 1.1
Plan Termination Date .............................   10.3
Plan Year .........................................   1.4
Qualified Domestic Relations Order.................   9.12
Qualified Election Period..........................   13.1

Qualified Participant..............................   13.1
Reemployed Participant.............................   7.3
Remainder..........................................   7.4
Separation Period..................................   7.3(a)
Surviving Spouse ..................................   7.7(c)
Top-Heavy Group ...................................   B-5(a)
Top-Heavy Plan ....................................   B-1
Total and Permanent Disability.....................   7.1
Total Compensation ................................   4.9
Trust ............................................... 1.5
Trust Agreement....................................   1.5
Trustee............................................   1.5
Vested Percentage .................................   7.3
Years of Service ..................................   7.3

                                   Article II
                                   ----------

                           Participation and Service
                           -------------------------

        Section 2.1 Eligibility to Participate. Every individual employed by an Employer is eligible to participate in the Plan, provided that:

        (a)     He has attained age 21;

        (b) He has completed an Eligibility Period in which he has been credited with at least 1,000 Hours of Service (as determined under Section 2.5); and

        (c) He is a Covered Employee. The term "Covered Employee" means an individual employed by an Employer and classified by the Employer as a common-law employee, except that term does not include (i) an employee employed in a unit of employees subject to a collective bargaining agreement where retirement benefits were negotiated in good faith by an Employer and that unit's bargaining representative, or (ii) any individual who is not classified as an employee of an Employer for purposes of the Employer's payroll records (including, without limitation, any independent contractor, any leased employee or other individual employed by or through a temporary help firm, a technical help firm, employee leasing firm or professional employer organization), regardless of whether such individual is or is later determined to be a common law employee of the Employer.

        Section 2.2 Commencement of Participation. Subject to the conditions and limitations of the Plan, each Covered Employee who was a Participant on December 31, 2006 will continue as a Participant on and after January 1, 2007. Any other Covered Employee will become a "Participant" on the first day of January or July (an "Entry Date") coincident with or next following the date he satisfies the eligibility requirements of Section 2.1, or the date the employee's employer becomes an Employer pursuant to Supplement C, if later. If an employee satisfies the requirements of subsection 2.1(a) and subsection 2.1(b) but is not a Covered Employee, he will become a Participant in the Plan on the date he becomes a Covered Employee.

        Section 2.3 Duration of Participation. Subject to Section 2.4, an employee will continue as a Participant until the later of his termination of employment with all of the Affiliates or the complete distribution of his Plan benefits.

        Section 2.4 Restricted Participation and Reemployment. A Participant who (i) has ceased to be employed by an Employer but has not received a complete distribution of his Plan benefits, or (ii) remained in the employ of an Employer, but has ceased to be a Covered Employee will, upon either such event, become an "Inactive Participant." An Inactive Participant (including the Beneficiary of a deceased Participant) will be treated as a Participant for all purposes of the Plan, except as follows:

        (a) An Inactive Participant is not permitted to receive an allocation of any portion of Company Contributions under Section 3.1, except as provided in Section 4.6, or forfeited Remainders, except as provided in Section 4.8.

        (b) The Beneficiary of a deceased Participant cannot designate a Beneficiary under Section 7.7.

        An Inactive Participant who has not terminated employment with all of the Affiliates will become a Participant upon his return to status as a Covered Employee. A Participant who has terminated employment with all of the Affiliates and who is subsequently reemployed by an Employer will become a Participant upon his reemployment as a Covered Employee. An employee who was not a Participant and who has terminated employment with all of the Affiliates and who is subsequently reemployed by an Employer will be treated as a new employee and will become a Participant upon satisfying the requirements of Section 2.1. An employee who satisfied the requirements of Section 2.1 but did not become a Participant under Section 2.2 will be treated as a former Participant eligible for active participation in accordance with the foregoing provisions of this Section.

        Section 2.5 Service. The following terms and provisions apply in determining a Participant's service under the Plan:

        (a) An "Eligibility Period" is (i) the 12 consecutive month period commencing on the date the employee first performs an Hour of Service, and (ii) each Plan Year beginning on or after that date.

        (b) The term "Hour of Service" means each hour for which an employee is directly or indirectly paid or entitled to payment by an Affiliate for the performance of duties and for reasons other than the performance of duties (such as vacation, sickness, disability, back pay or Authorized Leave of Absence) determined and credited in accordance with Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference. No more than 501 Hours of Service will be credited under this subsection for any computation period in which no duties are performed by the employee. Employees will be credited with Hours of Service on the basis of the "actual" method. For purposes of the Plan, the "actual" method means the determination of Hours of Service from records of hours worked and hours for which an Employer makes payment or for which payment is due from an Employer. Hours of Service by an individual considered to be an employee of an Affiliate under Code Section 414(n) or (o) will be treated as Hours of Service under this subsection.

        (c) If an Employer acquires an entity or division or other section of an entity under an arrangement whereby the acquired entity is not or ceases to be a separate entity and is merged into an Employer or becomes an Employer, any employees of the acquired entity will be considered as new employees of the Employer for purposes of eligibility and vesting on the effective date of the acquisition and will become Participants in accordance with Section 2.1 and
               Section 2.2.

    Notwithstanding the preceding sentence, the Board of Directors of the Company (the "Board") may, in its sole discretion, provide for recognition of employment (and, if desired, compensation) by the acquired entity prior to the effective date of the acquisition for purposes of eligibility, vesting and contributions. Recognition of employment under this Section will be evidenced by resolution of the Board and such other documentation and records as the Committee specifies. In the case of an individual whose employment is to be recognized under this Section, the Committee may require from the individual or the acquired entity such evidence of employment as the Committee deems reasonable and proper.

(d) The term "One-Year Break in Service" means any Plan Year in which the employee is not credited with more than 500 Hours of Service.

(e) An Authorized Leave of Absence does not constitute a termination of employment. For purposes of the Plan an "Authorized Leave of Absence" means:

    (i) An absence authorized by the Employer under its standard personnel practices applied uniformly to all similarly situated employees; and

    (ii) An absence due to service in the Armed Forces of the United States described in any applicable statute granting reemployment rights to employees engaged in such service.

(f) Solely for purposes of determining whether a One-Year Break in Service has occurred, an individual who is absent from work for maternity or paternity reasons or whose absence is covered under the Family and Medical Leave Act will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence.

    For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

    The Hours of Service credited under this subsection will be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (ii) in all other cases, in the following computation period.

    No more than 501 Hours of Service will be credited under this subsection in any computation period. The Committee may require an employee to furnish any information the Committee may need to establish that the employee's absence was for one of the reasons specified above.

       Section 2.6 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

       Section 2.7 Notice of Participation. The Committee will notify each Covered Employee of the date he becomes a Participant in the Plan and will furnish each Participant with a summary plan description and such other reports required by the applicable governmental rules and regulations.

                                  Article III
                                  -----------

                                 Contributions
                                 -------------

        Section 3.1 Company Contributions. Subject to the conditions and limitations of this Article and Article IV, each Plan Year an Employer may contribute to the Trustee an amount, designated as a "Company Contribution" as determined by the Board in its sole discretion. A Company Contribution made by an Employer under this Section will be allocated in accordance with Section 4.6. Company Contributions may be paid to the Trust in cash or in whole shares of Company Stock, as determined by the Board in its sole discretion.

        Company Contributions may also be paid in cash in such amounts and at such times (subject to the limits of Section 4.10), as may be required to provide the Trust with funds sufficient to pay when due any principal and interest required by a Loan, except to the extent such payments have been satisfied by the Trustee from Cash Dividends paid to it with respect to Company Stock as provided in Section 4.11(a).

        Section 3.2 Limitations on Contributions. An Employer's contributions made under Section 3.1 for any taxable year of the Employer (that is, for a Plan Year that begins with or within that taxable year) may not, unless the Employer specifies otherwise, exceed an amount equal to the maximum amount deductible by the Employer on account of these contributions for federal income tax purposes for that taxable year.

        Section 3.3    Payment of Contributions. Company Contributions under
Section 3.1 are to be paid to the Trustee no later than the date prescribed by law for filing the Employer's federal income tax return, including extensions. Unless otherwise determined by the Board in its sole discretion, any contributions paid with respect to a Plan Year under this Section will be considered to have been paid on the last day of that year, regardless of when actually paid to the Trustee.

        All Company Contributions for a Plan Year will be allocated to the Company Contributions Account when paid. As of the last day of the Plan Year, amounts in the Company Contributions Account, including amounts contributed after such last day, will be allocated to Participants' Accounts as provided in
Article IV. The "Company Contributions Account" is the account used to reflect Company Stock and other assets held by the Trustee derived from Company Contributions to the Trust, prior to their allocation to the Participants' Accounts in accordance with the provisions of Article IV and Article V. The Company Contributions Account will not share in the net income (or loss) of the Trust, as described in Section 4.3.

                                   Article IV
                                   ----------

                          Allocations to Participants
                          ---------------------------

       Section 4.1 Individual Accounts. The Committee will create and maintain an "Account" in the name of each Participant to reflect the credits and charges to be made to such Account under this Article. The Committee will create and maintain the following accounts on behalf of each Participant:

       (a) A "Company Stock Account" to reflect the Participant's allocable share of Company Stock as provided in Section 4.4; and

       (b) An "Other Investments Account" to reflect the Participant's allocable share of non-Company Stock assets as provided in
               Section 4.5;

       The Committee will also establish the suspense account referred to in
Section 5.4 if a Loan is incurred by the Trust. The Committee will also maintain such other accounts or subaccounts as it determines to be necessary for the proper administration of the Plan. The Committee will maintain records from which it can be determined the portion of each Other Investments Account which at any time is available to meet obligations under a Loan in accordance with
Section 6.1 and the portion which is not so available. Unless the context indicates otherwise, references to a Participant's "Account" means all accounts maintained in his name under the Plan. The maintenance of these accounts is only for accounting purposes, and no assets held under the Trust need be segregated to any account.

       Section 4.2 Accounting Date. The term "Accounting Date" means each December 31, any other date selected by the Committee and any date the Plan is terminated or partially terminated. Any reference to an "Accounting Period" ending on an Accounting Date means the period since the last preceding Accounting Date for such subaccount.

       Section 4.3 Account Adjustments. The Committee will adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article. Except as provided in Treasury Regulation Section 54.4975-11(d), (i) Company Stock acquired by the Plan will be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b), (ii) allocations of Company Stock will be made separately for each class of stock, and (iii) the Committee will maintain adequate records of the cost basis of all shares of Company Stock allocated to each Participant's Company Stock Account. From time to time, the Committee may modify the accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Section. Valuations of Trust assets will be made at fair market value, except that Company Stock will be valued as described in Section 5.2.

       The net income (or loss) of the Trust which is attributable to the portion of the Trust allocated to Participants' Other Investments Accounts will be allocated to each Participant's Other Investments Account, in the ratio which the adjusted balance of his Other Investments Account on the last day of the Accounting Period (reduced by the amount of any distributions, purchases of Company Stock, payments of principal and interest on a Loan and payments of expenses therefrom during the Accounting Period) bears to the sum of such balances for all Participants as of that date. If the Accounting Date is the last day of the Plan Year, such determination will be made prior to the allocation of Company Contributions and forfeited Remainders for the Plan Year ended on such Accounting Date.

         For purposes of this Section, net income (or loss) of the Trust will not include (i) Company Contributions, (ii) forfeited Remainders, (iii) (unless otherwise provided in the Plan) Cash Dividends on Company Stock, (iv) stock dividends on Company Stock or (v) any gains or losses upon sales or exchanges of unallocated Company Stock, except in connection with sales or exchanges carried out in connection with the termination of the Plan as provided in Section 10.3.

         Cash Dividends on Company Stock will be allocated as provided in
         Section 4.11.

         Net income (or loss) attributable to (i) any limitation account established under Section 4.10, or (ii) the Company Contributions Account, will be allocated as set forth above as earnings on Other Investments Accounts and the limitation account and the Company Contributions Account will not share in the allocation of net income (or loss) of the Trust.

         Section 4.4 Company Stock Accounts. Participants' Company Stock Accounts will be invested by the Trustee as directed by the Committee, except as provided in Article XIII regarding diversification of Company Stock.

         The Company Stock Account will be credited with Company Stock (including fractional shares) (i) purchased by the Trustee with Company Contributions made in cash; (ii) contributed in kind by the Employers under
Section 3.1; (iii) from forfeited Remainders of Company Stock, as determined under Section 7.4; (iv) released from the suspense account referred to in
Section 5.4 due to payments on a Loan with Company Contributions or the Participant's Other Investments Account; (v) from stock dividends on Company Stock allocated to the Participant's Company Stock Account; (vi) purchased by the Trustee with Cash Dividends paid on Company Stock allocated to the Participant's Company Stock Account, unless otherwise directed by the Committee pursuant to Section 4.11; and (vii) released from the suspense account referred to in Section 5.4 due to payments on a Loan with Cash Dividends paid on Company Stock allocated to the Participant's Company Stock Account, pursuant to Committee direction. Company Stock acquired by the Trust with the proceeds of a Loan will be allocated to the Company Stock Accounts of Participants according to the method set forth in Section 4.6, as the Company Stock is released from the suspense account as provided for in Section 6.1.

         Section 4.5 Other Investments Accounts. Participants' Other Investments Accounts will be invested by the Trustee as directed by the Committee.

         The Other Investments Account will be credited (or debited) with (i) the Participant's allocable share, determined under Section 4.6, of Company Contributions made in cash and not used to purchase Company Stock or to make principal and interest payments on a Loan; (ii) forfeited Remainders in other than Company Stock; (iii) Cash Dividends allocated pursuant to Subsection 4.11(c); and (iv) its allocable share of the net income (or loss) of the Trust.

       Each Other Investments Account will be debited for its share of any cash payments for the acquisition of Company Stock for the benefit of a Participant's Company Stock Account and for any payment of principal or interest on a Loan chargeable to his Other Investments Account; provided, however, that only the portion of such Other Investments Account which is available to meet obligations under a Loan will be used to pay principal or interest on a Loan.

       Section 4.6    Allocation of Company Contributions.

       (a) Company Contributions. Subject to the limitations of this Article, the Company Stock released from the suspense account referred to in Section 5.4 or held in the Company Contributions Account attributable to Company Contributions, and Company Contributions, if any, which will not be invested in Company Stock, will be allocated, after the allocation of the net income (or loss) of the Trust for the Plan Year as provided in Section 4.3, as of the last day of such Plan Year (even though receipt of the Company Contributions by the Trustee may take place before or after the close of such Plan Year).

               Such allocation will be made to the Company Stock Accounts and Other Investments Accounts, as the case may be, of all Eligible Participants (as defined in Section 4.7). The allocation will be made to each Eligible Participant's Account in the proportion that the Eligible Participant's Total Compensation for that Plan Year bears to the Total Compensation of all Eligible Participants for that Plan Year.

       (b) Nonallocation Requirements. No portion of the assets of the Plan attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue (or may be allocated directly or indirectly under any other plan of the Company which meets the requirements of Code
               Section 401(a)):

               (i)    during the Nonallocation Period, for the benefit of:

                      (A)      any taxpayer who makes an election under Code
                               Section 1042(a) with respect to Company Stock, or

                      (B) Any individual who is related to the taxpayer (within the meaning of Code Section 267(b)); or

               (ii) for the benefit of any other person who owns (after the application of Code Section 318(a) without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than 25 percent of:

                      (A) Any class of outstanding stock of the Company or of any corporation which is a member of the same controlled group of corporations with the Company (within the meaning of Code Section 409(l)(4)) or

                 (B) The total value of any class of outstanding stock of the Company or any such corporation.

          (iii)  For purposes of this subsection,

                 (A) The term "Nonallocation Period" means the period beginning on the date of the sale of Company Stock to the Plan and ending on the later of the date which is ten years after the effective date of such sale or the date of the allocation of Company Stock under this Section attributable to the final payment of the Loan incurred in connection with such sale.

                 (B) A person will not be treated as a more than 25 percent shareholder if such person does not own, under the provisions of Code Section 318, specified in Subsection 4.6(b)(ii), at any time during the one- year period ending on the date of the sale of Company Stock to the Plan or on the effective date of the allocation of Company Stock to the Company Stock Accounts of Participants, more than 25 percent of the stock described in subsection 4.6(b)(ii)(A) and (B).

          (iv) The provisions of this subsection regarding the nonallocation of Company Stock to certain individuals who are related to a taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock, will not apply to an employee if:

                 (A)     Such employee is a lineal descendent of the taxpayer;
                         and

                 (B)     The aggregate fair market value, determined under
                         Section 5.2, of Company Stock allocated to the Company Stock Accounts of all such lineal descendants during the Nonallocation Period, does not exceed more than five percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code
                         Section 267(c)(4)) in a transaction to which Code
                         Section 1042 applied.

    Section 4.7 Eligible Participants. An "Eligible Participant" means a Participant who is:

    (a) Employed by an Employer (or on an Authorized Leave of Absence) on the last day of the Plan Year and who is credited with 1,000 or more Hours of Service for that year; or

    (b) Employed by an Employer during the Plan Year who terminated his employment during that year due to his death or Total and Permanent Disability or after attaining his Normal Retirement Age.

        Section 4.8 Allocation of Forfeited Remainders. As of each December 31 Accounting Date, the amount of a Participant's Account forfeited, if any, will, subject to any restoration allocation required under Section 7.4, be allocated in addition to and in the same manner as Company Contributions to Participants eligible to receive a Company Contribution for the Plan Year in which the forfeiture occurs or as soon as practicable in subsequent Plan Years. The Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Account solely for his benefit until it is forfeited at the time specified in Section 7.4.

        Section 4.9 Total Compensation. A Participant's "Total Compensation" for any Plan Year means the total amount paid to the Participant by the Employers for that year as reported on the Participant's federal wage and tax statement (Form W-2), and the amount that was not reported as taxable income on Form W-2 as a result of an election made by the Participant under a Code Section 401(k) plan, Code Section 125 plan or by reason of Code Section 132(f)(4). Total Compensation will not include any salary reduction contribution under the Monroe Bancorp Executives' Deferred Compensation Plan, any amounts paid to Participants during a Plan Year under the "Quality Award Program" sponsored by the Company or any amounts not paid to the Participants as cash compensation.

        For purposes of allocating contributions under this Article only, in the case of a Participant who enters or leaves the Plan on a date other than the first or last day of the Plan Year, such Participant's Total Compensation will include only that Total Compensation paid to the Participant after becoming and while he is a Participant. In addition, a Participant's Total Compensation does not include any amount in excess of the Compensation Cap in effect for that year. "Compensation Cap" means the sum of (i) $225,000, and (ii) any adjustments permitted under Code Section 401(a)(17)(B).

        Section 4.10 Maximum Additions.

        (a) Notwithstanding anything contained in the Plan to the contrary, the Annual Addition made to a Participant's Account for any Plan Year will not exceed the lesser of $45,000 (as adjusted pursuant to Code Section 415(d)(1)(C)) or 100 percent of the Participant's Total Compensation.

        (b) The term "Annual Addition" means the sum of the Company Contributions and forfeited Remainders that are to be credited to a Participant's Account for a Plan Year. To the extent a contribution or Reminder is in the form of Company Stock, the amount of the Annual Addition will be calculated based on the fair market value of Company Stock, as determined under Section 5.2, as of the Accounting Date which coincides with the date as of which the Annual Addition is allocated. All defined contribution plans maintained by an Affiliate will be aggregated with this Plan for purposes of determining the limitation on Annual Additions. For purposes of the preceding sentence, the term Annual Addition will include any Employer contributions, employee contributions, forfeitures and allocations made on behalf of a Participant to an individual medical account, as defined in Code Section 415(l)(2), or to a separate post-retirement medical benefit account (if the Participant is a Key Employee under Code Section 419A(d)(3)) under a welfare benefit fund, as defined in Code Section 419(e).

(c) In any Plan Year in which there is a Loan in effect and the Employer makes contributions to the Plan for the purposes of making payments of principal and interest on the Loan which are due that year, the amount of Annual Additions relating to such contributions will be calculated on the basis of whichever of the following methods results in a lesser Annual Addition to the Participant: (i) on the actual amount of contributions credited to the Participant's Account for the year; or (ii) on the amount of contributions credited to the Participant's Other Investments Account with respect to amounts invested in assets other than Company Stock and on the basis of the fair market value of Company Stock released from the suspense account and credited to the Participant's Company Stock Account for the Plan Year, valued as determined under Section 5.2, as of the Accounting Date which coincides with the date as of which the Annual Addition is allocated. Provided, however, shares of Company Stock which are not acquired by the Plan with the proceeds of a Loan will be calculated solely on the basis of the fair market value of such shares.

(d) Notwithstanding the other provisions of this Section, if no more than one-third of the Company Contributions for a Plan Year which are deductible as principal or interest payments on a Loan pursuant to the provisions of Code Section 404(a)(9), are allocated to Highly Compensated Employees, then the limitations imposed by this Section will not apply to:

    (i) Remainders of Company Stock forfeited and allocated under the Plan if the Company Stock was acquired with the proceeds of a Loan; or

    (ii) Company Contributions which are used by the Trustee to make interest payments on a Loan under Code Section 404(a)(9)(B) and charged against a Participant's account.

    The term "Highly Compensated Employee" means an individual described in Code
    Section 414(q), which includes an employee who (1) at any time during the current or the preceding Plan Year, was a five-percent owner of an Affiliate, or (2) during the preceding Plan Year, received Total Compensation from Affiliates in excess of $95,000 (as adjusted under Code
    Section 414(q)(1)) and was in the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

(e) If an Annual Addition exceeds the applicable limitation of this Section due to a reasonable error in estimating a Participant's Total Compensation or due to an allocation of forfeited Remainders, the excess amounts in the Participant's Account will be reduced, to the extent necessary, by first reducing his Other Investments Account and then by reducing the Participant's Company Stock Account. Any excess amount will be held unallocated in a limitation account until it is used to reduce future contributions of the Participant's Employer in the next Plan Year and each succeeding Plan Year, if necessary. If a limitation account is in existence at any time during the Plan Year pursuant to this Section, it will not participate in the allocation of the Trust's income or investment gains and losses. Upon termination of the Plan, any amount held in the limitation account at the time of termination will revert to the Employers.

        Section 4.11 Cash Dividends on Company Stock. As determined by the Trustee, in its sole discretion, cash dividends received by the Trustee on Company Stock held by the Plan ("Cash Dividends") may be utilized in one or a combination of the following four ways:

        (a) Distribution to Participants. All or any part of such Cash Dividend may be distributed to Participants (and Inactive Participants or Beneficiaries as provided below) who have not received a distribution (or a deemed distribution due to termination employment prior to becoming vested) of their Accounts and who are entitled to receive an allocation of Trust income in accordance with the provisions of Section 4.3 on the payment date of such Cash Dividend, in a non- discriminatory manner; provided, however, that any current payment determined by the Trustee to be paid to such Participants in cash must be paid directly to Participants or paid to the Trustee and distributed in cash by the Trustee to those Participants to whom, in accordance with the provisions of this subsection 4.11(a), such Cash Dividend is to be distributed, not later than 90 days after the close of the Plan Year in which the dividend is paid. Provided, further, a Participant will receive an allocation of Cash Dividends only with respect to shares of Company Stock allocated to his Company Stock Account, as of the dates indicated below:

                (i) If the Cash Dividend payment date precedes the Re-Balancing Date, as of the December 31 Accounting Date which coincides with or immediately precedes the payment date and only if the Participant had a Company Stock Account balance on both the Accounting Date and the payment date.

                (ii) If the Cash Dividend payment date coincides with or follows the Re- Balancing Date, as of the Re-Balancing Date which coincides with or immediately precedes the payment date and only if the Participant had a Company Stock Account balance on both the Re-Balancing Date and the payment date.

                The term "Re-Balancing Date" means each June 30 as of which date each Participant's Account will be updated to reflect distributions under Article VII, diversification elections under
                Article XIII and any other activity that, since the preceding January 1, caused a change in the balance of the Participant's Company Stock and/or Other Investments Account.

                Cash Dividends paid with respect to Company Stock that has not been, or is not treated as, allocated to Participants' Company Stock Accounts and Cash Dividends paid with respect to Company Stock held in the Company Stock Accounts of Participants who have terminated employment and who are not vested in their Accounts, will be distributed or allocated as of each Cash Dividend payment date to the Other Investments Accounts of (A) Participants who are
    employees on the payment date and who have an Account balance on such date and (B) Participants who have terminated employment during the Plan Year containing the payment date and are 100 percent vested in an Account balance that remains in the Plan on such date. Such distribution or allocation will be made to each Participant in the ratio that such Participant's Total Compensation for the Plan Year ending on or immediately preceding the payment date for such Cash Dividend bears to the Total Compensation for such year of all other Participants eligible to receive an allocation or distribution of such Cash Dividend.

    Any payment of a Cash Dividend to a Participant on shares of Company Stock that is made under this subsection (a) will be accounted for as if the Participant receiving such Cash Dividend was the direct owner of such shares and such payment will not be treated as a distribution under the Plan.

    It is noted that, under the Monroe Bancorp Thrift Plan ("Thrift Plan"), unless a Participant properly elects otherwise, he is deemed to automatically elect to increase, on a dollar-for-dollar basis (expressed as a dollar amount or a percentage of Total Compensation), his compensation deferral contributions under the Thrift Plan in an amount equal to the Cash Dividends distributed to the Participant under this subsection (a). It is also noted that such increased compensation deferral contributions are subject to the limits thereon imposed by Code Sections 402(g), 401(k) and
    415. To the extent any of these limitations would otherwise apply, the increase in the compensation deferral contributions will stop and the corresponding amount which would otherwise be distributable under this subsection (a) will be allocated to the Participant's Other Investments Account in accordance with the provisions of subsection (c).

    To the extent a Participant properly elects not to have his compensation deferral contributions automatically increased under the Thrift Plan, the Cash Dividends allocable to such Participant under this subsection 4.11(a) will be distributed to the Participant and his compensation deferral contributions under the Thrift Plan will not be increased.

    At no time during the Cash Dividend distribution/compensation deferral increase procedure will the Employer exercise control over such Cash Dividends. The Trustee will at all times exercise control over such Cash Dividends. The Employer's participation in such procedure will be limited to complying with the Participant's election not to have increased compensation deferrals.

(b) Loan Payments. To the extent Cash Dividends are attributable to shares of Company Stock that are held in the suspense account referred to in Section
    5.4 on the payment date of the dividends, all or any part of such dividends may be utilized to pay principal or interest on the Loan which was incurred by the Trustee to purchase the shares of Company Stock on which the dividends were paid. Any shares of Company Stock released from the suspense account which are attributable to such dividends will be allocated to the Company Stock Accounts in the same manner as the Employers' Company Contributions, as provided in

    Section 4.6. Such allocations will be made as of the Accounting Date which coincides with or immediately follows the payment date of such dividends. The preceding provisions of this subsection will not apply to Cash Dividends on Company Stock held in the suspense account referred to in Section 5.4 on the record date, but not the payment date, for such dividends. To the extent Cash Dividends are attributable to shares of Company Stock held in the Company Contributions Account on the record date of such dividends, shares of Company Stock released from the suspense account which are attributable to such dividends will be allocated to Eligible Participants' Company Stock Accounts that have not been liquidated or otherwise distributed or transferred from the Plan. Such allocation will be made in the proportion each Participant's Company Stock Account bears to all such Company Stock Accounts.

    Cash Dividends on shares of Company Stock which have been allocated to the Company Stock Accounts of Participants on the payment date of such dividends may be utilized to pay principal and interest on a Loan only if the Company Stock Accounts of the Participants to which such dividends would have been allocated receive an allocation of Company Stock with a fair market value, as determined in accordance with Section 5.2, that is not less than the amount of the Cash Dividends that would have been allocated to such Participants' Accounts but for the Loan payment.

(c) Other Investments Accounts. To the extent shares of Company Stock have been allocated to Participants' Company Stock Accounts on the payment date of the dividends, all or any part of the Cash Dividends paid with respect to such shares may be allocated to Participants' Other Investments Accounts as of the date on which such dividends are paid. To the extent Cash Dividends are attributable to shares of Company Stock that have not been allocated to Participants' Company Stock Accounts on the payment date of such dividends, all or any part of such dividends may be allocated to Participants' Other Investments Accounts in proportion to the value of each such Account determined as of the most recent Accounting Date as a percentage of the value of the total Account balances of all Participants.

    The allocation of dividends to Other Investments Accounts provided in this subsection and subsection 4.11(a) will be subject to the requirements of Code Section 401(a)(4). In the event an allocation would not satisfy such requirements, the Committee will, on a nondiscriminatory basis, adjust the allocation to the extent necessary to satisfy the requirements of Code
    Section 401(a)(4).

(d) Payment of Plan Administration Expenses. All or any part of the Cash Dividends on shares of Company Stock held by the Plan may be used to pay expenses of administering the Plan and Trust in accordance with the terms of the Trust Agreement and Section 8.11 of the Plan, whether or not such dividends have been allocated to Participants' Other Investments Accounts.

       Section 4.12 Annual Statements to Participants. After the end of each Plan Year and as of such other dates as the Committee determines in its discretion, the Committee will furnish each Participant with a statement which reflects the status of his Account as of that date and such other information as is required under applicable law.

                                   Article V
                                   ---------

                           Investment of Trust Assets
                           --------------------------

       Section 5.1 Investments. The Trust will be invested by the Trustee as provided in the Trust Agreement. The Trust will be invested primarily in Company Stock. The Trust may be used to acquire shares of Company Stock from Company shareholders (including former Participants) or from the Company. Except to the extent otherwise provided in the Trust Agreement, all investments will be made by the Trustee at the direction of the Committee; provided, however, that the Committee will have the authority to delegate all or any part of its investment discretion to the Trustee or to an investment manager, in the Trust Agreement, in the case of the Trustee, or a written instrument in the case of an investment manager which, to be effective and binding upon the investment manager, will be accepted in writing by the investment manager. The Committee may determine, subject to the provisions of Article XIII, that the entire Trust be invested and held in Company Stock. Notwithstanding the foregoing, in no event will the Trust hold shares of Company Stock if and to the extent such investment would violate any provision of ERISA or the Code or is determined to be imprudent by the Committee or Trustee.

       Section 5.2 Purchase of Company Stock. All purchases of Company Stock by the Trust will be made at a price, or at prices, which, in the judgment of the Committee and the Trustee, do not exceed the fair market value of such Company Stock. The determination of fair market value of Company Stock for all purposes under the Plan will be made by the Committee, based on the price of Company Stock prevailing on the NASDAQ or other national securities exchange which is registered under Section 6 of the Securities Exchange Act of 1934.

       If Company Stock is not readily tradable on an established securities market, with respect to activities carried on by the Plan, the determination of fair market value of Company Stock for all purposes under the Plan will be made by the Committee, which will consider the following:

       (a) Any current and historical practices which have been consistently and uniformly utilized to value Company Stock in sales transactions between the Company and the stockholders, or among and between stockholders;

       (b) Any agreements, restrictions or limitations with respect to or imposed upon the sale or transfer of Company Stock which establish or stipulate the price at which the Company or Trust may or must purchase such stock under the provisions of the Articles of Incorporation or By-Laws of the Company, or written agreements, including, but not limited to, buy-sell or redemption agreements; provided the same or similar restrictions are applicable to substantially all of the outstanding Company Stock and are uniformly and consistently complied with;

       (c) Such other information concerning the Company and its condition and prospects, financial and otherwise, generally used in the determination of the fair market value of corporate stock of comparable public or private companies engaged in the same or similar industries, by independent investment analysts recognized as having expertise in rendering such valuations;

        (d) Such other valuation techniques, such as use of capitalization ratios, deemed appropriate by the Committee and Trustee and executed by independent and recognized analysts having expertise in rendering such valuations; and

        (e) If Company Stock is not readily tradable on an established securities market, with respect to activities carried on by the Plan, all valuations of Company Stock will be made by an independent appraiser meeting requirements similar to those contained in the Treasury Regulations promulgated under Code
               Section 170(a)(1). All such appraisals will satisfy the requirements of the Department of Labor Regulations promulgated under Section 3(18) of ERISA. The Committee will have responsibility for selecting the independent appraiser.

        Section 5.3 Sale of Company Stock. The Trustee may sell or resell shares of Company Stock to any person, including the Company, provided that any such sales to any disqualified person, as defined in Code Section 4975(e)(2), or any party in interest, as defined in Section 3(14) of ERISA, including the Company, will be made at no less than the fair market value thereof on the date of such purchase or sale, as determined under Section 5.2, and no commission is charged with respect to such transaction. Any such transaction will be made in conformance with Section 408(e) of ERISA and the Department of Labor Regulations promulgated thereunder. Such sales to the Company may be made by the Trustee to satisfy the Plan's need for liquidity under Section 13.2, regarding the diversification of a Qualified Participant's Company Stock Account. All sales of Company Stock (except Company Stock held in the suspense account referred to in Section 5.4 or the Company Contributions Account) by the Trustee will be charged pro rata to the corresponding Participants' Company Stock Accounts.

        Section 5.4 Suspense Account. Company Stock purchased with the proceeds of a Loan will be held in a suspense account pending release and reallocation to Company Stock Accounts as the Loan is paid. Company Stock purchased with amounts allocated to Participants' Other Investments Accounts will immediately upon purchase be credited pro rata to the corresponding Participants' Company Stock Accounts.

                                   Article VI
                                   ----------

                                  Exempt Loans
                                  ------------

Section 6.1   Loans.

(a) The Trustee may incur a Loan only as directed by the Committee. The term "Loan" means any loan, extension of credit or purchase money transaction, as described in Code Section 4975(d)(3) and Treasury Regulation Section 54.4975- 7(b)(1)(iii), to the Trustee which is made or guaranteed by a disqualified person (within the meaning of Code Section 4975(e)(2)), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the Trustee, an unsecured guarantee or the use of assets of a disqualified person (within the meaning of Code Section 4975(e)(2)) as collateral for a loan. Any such Loan will be used primarily for the benefit of Participants and their Beneficiaries.

(b) The proceeds, if any, of any such Loan will be used, within a reasonable time after the Loan is obtained, only to purchase Company Stock, repay the Loan, or repay any prior Loan. Any such Loan will provide for no more than a reasonable rate of interest (as determined under Treasury Regulation
      Section 54.4975-7(b)(7)) and must be without recourse against the Plan. The number of years to maturity under the Loan must be definitely ascertainable at all times. The only assets of the Plan that may be given as collateral on a Loan are shares of Company Stock acquired with the proceeds of the Loan and shares of Company Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan. Such Company Stock so pledged will be placed in the suspense account provided for in Section 5.4. No person entitled to payment under a Loan will have recourse against Trust assets other than such collateral, contributions (other than contributions of Company Stock) that are available under the Plan to meet obligations under the Loan, and earnings attributable to such collateral and the investment of such contributions.

(c) Subject to the limitations of Code Section 404, all Company Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Company Contributions paid thereafter until the Loan has been repaid in full, all earnings from the investment of such Company Contributions, all Cash Dividends will be available to meet obligations under the Loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such contribution is made or, with respect to Cash Dividends on Company Stock, unless otherwise determined by the Committee in its discretion.

(d) Any pledge of Company Stock must provide for the release of shares so pledged upon the payment of any portion of the Loan. The number of shares to be released will be determined by the Committee under whichever of the following two methods is permissible based upon the terms of the Loan:

(i) If the Loan provides annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of principal and interest over ten years, then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge will equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the principal paid for such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal to be paid for all future years. Such years will be determined without taking into account any possible extension or renewal periods. If the collateral includes more than one class of Company Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. To the extent that the net proceeds received by the Plan in respect of any Loan exceed the stated principal amount of the Loan, that portion of any interest payment that would be deemed to be a repayment of principal under standard loan amortization tables will be treated as principal paid or principal to be paid, as the case may be, for purposes of the above calculation. This subsection will not be applicable to a Loan from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the Loan, the renewal period, the extension period and the duration of a new Loan exceeds ten years.

(ii) If the Loan does not satisfy the conditions stated in subsection 6.1(d)(i), or if the Committee so chooses, then for each Plan Year during the duration of the Loan, the number of shares of Company Stock released from such pledge will equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the sum of principal and interest paid in such Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. Such years will be determined without taking into account any possible extensions or renewal periods. If interest on any Loan is variable, the interest to be paid in future years under the Loan will be computed by using the interest rate applicable as of the end of the Plan Year. If the collateral includes more than one class of Company Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

(iii) Should a Loan initially satisfying the conditions stated in subsection 6.1(d)(i) at some subsequent date cease to satisfy the conditions of such subsection, by reason of a renewal, extension or refinancing of the Loan, then subsection 6.1(d)(ii) will be applied in determining the shares released upon payment of any principal or interest after such date.

Section 6.2   Loan Payments.

(a) Payments of principal and interest on any Loan during a Plan Year may be made by the Trustee (as directed by the Committee) from:

      (i) Company Contributions to the Trust made to meet the Plan's obligation under a Loan (other than contributions of Company Stock) and from any earnings attributable to Company Stock held as collateral for a Loan and investments of such Company Contributions (both received during or prior to the Plan Year);

      (ii) Amounts allocated to Participants' Other Investments Accounts, to the extent allowable under Treasury Regulation Section 54.4975-7(b)(5) and subsection 4.11(a);

      (iii)   The proceeds of a subsequent Loan made to repay a prior Loan;

      (iv) The proceeds of the sale of any Company Stock held as collateral for a Loan; and

      (v) Pursuant to Treasury Regulation Section 54.4975-11(d)(3), Cash Dividends on Company Stock acquired with the proceeds of the Loan to the extent not distributed to Participants' under Section 4.11 or allocated as income of the Plan under Section 4.3. Such contributions and earnings will be accounted for separately by the Plan until the Loan is repaid.

(b) Company Stock released by reason of the payment of principal or interest on a Loan from amounts allocated to Participants' Other Investments Accounts or the Company Contributions Account will immediately upon payment be allocated as set forth in Article IV to the corresponding Participants' Company Stock Accounts or the Company Contributions Account.

(c) The Company will contribute to the Trust sufficient amounts to enable the Trust to pay principal and interest on any such Loans as they come due; provided, however, that no such contribution will exceed the limitations contained in Section 4.10. In the event that such contributions, by reason of the limitations in Section 4.10, are insufficient to enable the Trust to pay principal and interest on such Loan as it is due, then upon the Trustee's request, the Company will:

      (i)     Make a Loan to the Trust as described in Treasury Regulation
              Section 54.4975-7(b)(4)(iii), in sufficient amounts to meet such principal and interest payments. Such new Loan will also meet all requirements of an "exempt loan" within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iii) and will be subordinated to the prior Loan. Company Stock released from the pledge of the prior Loan will be pledged as collateral to secure the new Loan. Such Company Stock will be released from this new pledge and allocated to the Accounts of the Participants in accordance with applicable provisions of the Plan;

               (ii) Purchase any Company Stock pledged as collateral in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest payments. Any such sale by the Plan will meet the requirements of
                       Section 408(e) of ERISA and the Department of Labor Regulations promulgated thereunder; or

               (iii) Any combination of the foregoing; provided, however, that the Company will not, pursuant to the provisions of this subsection, do, fail to do, or cause to be done any act or thing which would result in a disqualification of the Plan as an employee stock ownership plan under the Code.

       (d) Except as provided in Section 6.3 and Section 6.5, and notwithstanding any amendment to or termination of the Plan which causes it to cease to qualify as an employee stock ownership plan within the meaning of Code Section 4975(e)(7), or any repayment of a Loan, no shares of Company Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Company Stock may be subject to a put, call or other option, or buy-sell or similar arrangement while such shares are held by and when distributed by the Plan.

       (e) Notwithstanding any provision of the Plan to the contrary, in the event the Plan is terminated, any shares of Company Stock pledged as collateral for a Loan and held in the suspense account provided for in Section 5.4 (or the proceeds of the sale of such Company Stock) will be applied to repay the outstanding balance of the Loan. Any shares of Company Stock or cash proceeds from the sale thereof which remain in the suspense account after repayment of the Loan will be allocated to Participants who are actively employed on the effective date of termination of the Plan in the ratio that the adjusted balance of each eligible Participant's Company Stock and Other Investments Accounts bears to the adjusted balance of the Company Stock and Other Investments Accounts of all Participants entitled to share in such allocation. Provided, however, such allocation will be subject to the requirements of Code Section 401(a)(4) and the regulations promulgated thereunder.

               In the event an allocation would not satisfy the requirements of the preceding sentence, the Committee will, on a nondiscriminatory basis, adjust the allocation to the extent necessary to satisfy the requirements of Code Section 401(a)(4). Such ratio will be calculated after completion of the allocations prescribed in Article IV for the Plan Year in which the effective date of the termination of the Plan occurs and the completion of any subsequent allocations in succeeding Plan Years. Such allocation(s) will be made as of the Accounting Date(s) which coincides with or next follows the effective date of the Plan termination.

       Section 6.3 Put Option. All shares of Company Stock acquired by the Plan will be subject to a "put" option at the time of distribution, provided that at such time the shares are not publicly traded within the meaning of Treasury Regulation Section
54.4975-7(b)(1)(iv) or subject to a trading restriction within the meaning of Treasury Regulation Section 54.4975-7(b)(10).

        The "put" option will be exercisable by the Participant or his Beneficiary, by the donees of either, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of the Participant's or Beneficiary's death. The "put" option will provide that, for a period of 60 days after such shares are distributed, the holder of the option has the right to cause the Company, by notifying it in writing, to purchase such shares at their fair market value, as determined pursuant to Section 5.2, in accordance with Treasury Regulation Section 54.4975- 11(d)(5). Provided, however, that if the holder of such "put" option does not exercise such option within such 60 day period, an additional exercise period of 60 days will be available during the Plan Year following the Plan Year in which the distribution was made after the new valuation of Company Stock has been determined and communicated to the holder of the option.

        The Committee may give the Trustee the option to assume the rights and obligations of the Company at the time the "put" option is exercised, insofar as the repurchase of Company Stock is concerned. The period during which the "put" option is exercisable will not include any period during which the holder is unable to exercise such "put" option because the Company is prohibited from honoring it by federal or state law. The terms of payment for the purchase of such shares of Company Stock will be as set forth in the "put" option and may be either in a single sum or in installments, as determined by the Committee and uniformly applied. An installment payment in connection with such "put" option will:

        (a)     Be adequately secured, as determined by the Committee;

        (b) Bear a reasonable rate of interest, as determined by the Committee;

        (c)     Require equal annual payments;

        (d) If the distribution constitutes a distribution to a Participant or Beneficiary, within one taxable year of the recipient, of the entire balance to the credit of the Participant's Account, payment of the fair market value of a Participant's Company Stock Account balance will be made in five substantially equal annual payments. The first installment will not be paid later than 30 days after the Participant exercises the "put" option; and

        (e) In all respects satisfy the requirements of Code Section 409(h) and Treasury Regulation Section 54.4975-7(b)(12).

        If the distribution does not constitute a distribution to a Participant or Beneficiary, within one taxable year of the recipient, of the entire balance to the credit of the Participant's Account, the Plan will pay the Participant an amount equal to the fair market value of the Company Stock repurchased no later than 30 days after the Participant exercises the "put" option. The provisions of this Section will apply to all shares of Company Stock acquired by the Plan.

        Section 6.4 Continuation of Rights of Put Option. The rights set forth in Section 6.2(d) and the "put" option provided for by Section 6.3 are nonterminable and will continue to apply to shares of Company Stock purchased by the Trustee with the proceeds of a Loan as described herein or to shares of Company Stock distributed hereunder notwithstanding the repayment of the Loan or any amendment to, or termination of, this Plan which causes the Plan to cease to be an employee stock ownership plan within the meaning of Code Section 4975(e)(7).

        Section 6.5 Right of First Refusal. Shares of Company Stock, if any, distributed by the Trustee pursuant to Article VII may, in the discretion of the Committee, be subject to a "right of first refusal." Such a "right" will provide that, prior to any subsequent transfer, the shares must first be offered in writing to the Trust and then, if refused by the Trust, to the Company at a price equal to the greater of (i) the then fair market value of such shares of Company Stock, as determined pursuant to Section 5.2 in accordance with Treasury Regulation Section 54.4975- 11(d)(5); or (ii) the purchase price offered by a buyer, other than the Company or Trustee, making a good faith offer (as determined by the Committee) to purchase such shares of Company Stock. The Trustee or the Company, as the case may be, may accept the offer as to part or all of the Company Stock at any time during a period not exceeding 14 days after receipt of such offer by the Trustee, on terms and conditions no less favorable to the shareholder than those offered by the independent third party buyer. Any installment purchase will be made pursuant to a note secured by the shares purchased and will bear a reasonable rate of interest as determined by the Committee. If the offer is not accepted by the Trustee, the Company, or both, then the proposed transfer may be completed within a reasonable period following the end of the 14 day period, but only upon terms and conditions no less favorable to the shareholder than the terms and conditions of the third party buyer's prior offer.

        Shares of Company Stock which are publicly traded within the meaning of Treasury Regulation Section 54.4975-7(b)(1)(iv) at the time such right may otherwise be exercised will not be subject to this "right of first refusal."

                                  Article VII
                                  -----------

                            Distribution of Benefits
                            ------------------------

        Section 7.1 Retirement or Disability. If a Participant's employment with all of the Affiliates terminates on or after the date the Participant has attained age 65 (his "Normal Retirement Age"), or if his employment terminates because of his Total and Permanent Disability, the Participant will be entitled to receive the entire amount credited to his Account, distributable in accordance with this Article.

        For purposes of the Plan, a Participant will be deemed to have incurred a "Total and Permanent Disability" if the Participant has a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with that act. A minimal level of earnings in restricted activity during any period of disability will not disqualify a Participant from receiving disability benefits for such period if the disabled Participant receives disability benefits under the Social Security Act for the same period.

        Section 7.2 Death. If a Participant's employment with all of the Affiliates terminates because of his death, the entire amount in his Account, as determined as of the Accounting Date coincident with or immediately preceding the date of distribution, will be paid to his Beneficiary in accordance with this Article after receipt by the Committee of acceptable proof of death.

        Section 7.3 Resignation or Dismissal. If a Participant's employment with all of the Affiliates terminates prior to his Normal Retirement Age and for any reason other than his death or Total and Permanent Disability, the Participant will be entitled to receive the "Vested Percentage" of his Account, distributable in accordance with this Article. The Vested Percentage of a Participant's Account will be determined in accordance with the following schedule based on his Years of Service at his termination date:

                                           Vested               Forfeited
               Years of Service          Percentage            Percentage
               ----------------          ----------            ----------

               Less than 5 years             0%                   100%
               5 or more years              100%                    0%

Effective as of the first day of the Plan Year following the Plan Year in which the Loan in effect on September 26, 2005 is repaid in full or was scheduled to be repaid, if earlier, and only with respect to Participants who complete an Hour of Service on or after the first day of such Plan Year, the Vested Percentage of the Participant's Account will be determined in accordance with the following schedule based on his Years of Service at his termination date:

                                           Vested               Forfeited
               Years of Service          Percentage            Percentage
               ----------------          ----------            ----------

               Less than 3 years             0%                   100%
               3 or more years              100%                    0%

        The term "Years of Service" means the sum of the Plan Years in which the Participant has been credited with at least 1,000 Hours of Service (as determined under Section 2.5). The following rules apply to a Participant who terminates employment with all of the Affiliates and is later reemployed by an Affiliate (a "Reemployed Participant"):

        (a) If the Reemployed Participant incurs a One-Year Break in Service (as determined under Section 2.5) during the period between his termination and later reemployment (the "Separation Period"), Years of Service accrued by the Reemployed Participant prior to the Separation Period will not be taken into account to determine his Vested Percentage until he has completed one Year of Service following his reemployment.

        (b) No Years of Service accrued by the Reemployed Participant before the Separation Period will be taken into account if the Reemployed Participant:

               (i) Had no vested right to any amount in his Account prior to the Separation Period; and

               (ii) Incurred five or more consecutive One-Year Breaks in Service during the Separation Period.

        (c) No Years of Service accrued by the Reemployed Participant after he has incurred five consecutive One-Year Breaks in Service will be taken into account to determine the Vested Percentage of his Account as of a prior termination date.

        Section 7.4 Remainders and Reinstatement of Forfeited Remainders. The portion of a Participant's Account that is not distributable to the Participant or his Beneficiary under Section 7.3 will be treated as a "Remainder" and forfeited in accordance with the following provisions. A Remainder will be forfeited by the Participant as of the earlier of (i) the December 31 Accounting Date following the distribution of his vested Account or (ii) the December 31 Accounting Date of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service. Forfeited amounts will come first from the Participant's Other Investments Account and then, to the extent necessary, from the Participant's Company Stock Account. Forfeited amounts will be used in the manner specified in Section 4.8.

        If the Participant is reemployed after his Remainder has been forfeited and reallocated to other Participants but before he has incurred five consecutive One-Year Breaks in Service, he may repay to the Trustee (within five years of the Participant's reemployment date) the total amount that had been distributed to him as a result of his earlier termination of employment. If the Participant makes such a repayment, both the amount of the repayment and the forfeited Remainder will be credited to his Account as of the Accounting Date that occurs on the last day of the Plan Year that coincides with or next follows the date of repayment (after all other adjustments required under the Plan as of that date have been made). The Participant's Account will be restored to the same dollar amount as the dollar amount of such Account on the last day of the Plan Year, or other applicable Accounting Date, which immediately precedes the date of the distribution. To complete such restoration, the Committee will allocate to the Participant's Company Stock Account shares of Company Stock attributable to the repayment and forfeited

Remainder based on the fair market value of Company Stock determined as of the date specified for restoration in the preceding sentence.

         A Participant who has no vested benefit in his Account will be deemed to have been paid a vested benefit at the time of his termination of employment for purposes of this Section. He will also be deemed to have repaid that distribution on the date of his reemployment if he is reemployed before
incurring five consecutive One-Year Breaks in Service.                 Forfeited
Remainders that are to be credited to the Participant's Account under the preceding sentences will be drawn from (and thus reduce): first, forfeited Remainders to be allocated as of that date under this Section; second, any income and gains of the Trust to be credited as of that date under Section 4.3; and finally, a special Company Contribution, as determined by the Committee, which will be made as of that date to the extent needed to reinstate forfeited Remainders under this Section.

         Until the Committee reinstates the Participant's Account, as provided in this Section, the Trustee will invest the amount the Participant has repaid in a segregated account maintained solely for that Participant, as directed by the Committee. Until commingled with the balance of the assets held under the Trust on the date the Committee reinstates the Participant's Account, the Participant's segregated account remains a part of the assets held under the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs.

         Section 7.5 Payment of Benefits. The balance of a Participant's Account that is distributable under Section 7.1, Section 7.2 or Section 7.3 will be paid in a manner provided in Section 7.6. Pursuant to Section 4.2, the balance of a Participant's Account will be determined as of the applicable Accounting Date which coincides with or immediately precedes the Participant's distribution date; however, any shares of Company Stock to be distributed will be valued at the closing price of Company Stock on the NASDAQ Exchange on the
last business day prior to the date of distribution.       Except as otherwise
provided in subsection 7.5(b), subsection 7.5(c) or subsection 7.5(d) below, payment will be made within the period beginning on April 1 and ending on June 29 (the "Distribution Period") after the December 31 Accounting Date coinciding with or next following the Participant's termination of employment, but in no event later than 60 days after the latest of (i) the end of the Plan Year in which his termination occurs, (ii) the end of the Plan Year in which the Participant attains Normal Retirement Age, or (iii) the date on which the amount of the payment can be ascertained by the Committee. If the Participant is reemployed by an Employer before payment is made or begun under this Section, no payment will be made until the Participant terminates employment again and is eligible for a distribution under Section 7.1, Section 7.2 or Section 7.3.

         (a) Retirement, Death or Disability. In the case of a Participant who terminates employment with all of the Employers after attaining Normal Retirement Age or as a result of his Total and Permanent Disability or death, the Committee will direct the Trustee to distribute the Participant's Account within the Distribution Period in the first Plan Year following the Plan Year in which the Participant retired on or after attaining his Normal Retirement Age, died or met the requirements for Total and Permanent Disability.

(b) Termination of Employment For a Reason Other Than Death, Disability or Retirement. In the case of a Participant who terminates employment with all of the Employers for a reason other than retirement on or after attaining his Normal Retirement Age, Total and Permanent Disability or death, the Committee will direct the Trustee to distribute the Participant's vested Account as follows:


    (i) Participant's Vested Account Does Not Exceed $5,000. If the Participant's vested Account does not exceed $5,000, his vested Account will be distributed within the Distribution Period in the first Plan Year following the Plan Year in which the Participant terminates employment. If the Participant's vested Account balance exceeds $1,000 and the Participant does not elect to have the distribution paid to an Eligible Retirement Plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Committee will pay the distribution in a direct rollover to an individual retirement plan designated by the Committee. If the benefit is payable to the Participant's Surviving Spouse, Beneficiary or Alternate Payee, the benefit will be paid in cash directly to the Surviving Spouse, Beneficiary or Alternate Payee.

    (ii)    Participant's Vested Account Exceeds $5,000. Subject to subsections
            (c) and (e), if the Participant's vested Account exceeds $5,000 on the date payment is to be made, the Participant's vested Account will be distributed within the Distribution Period in the first Plan Year following the end of the Plan Year in which the Participant terminates employment.

(c) Deferral of Distributions. Notwithstanding the preceding provisions of this Section, if the Participant's vested Account exceeds $5,000 on the date payment is to be made and he has not attained his required beginning date as described in subsection (d) or died, he may elect to defer payment of his Account until any date before his required beginning date as described in subsection (d) by withholding consent to a current distribution. After the Participant attains his required beginning date as described in subsection
    (d), his vested Account will be distributed by April 1 following the close of the Plan Year in which he attained his required beginning date as described in subsection (d).

(d) Required Beginning Date. Distribution of a single sum payment with respect to a Participant who has terminated employment may not be deferred beyond April 1 of the calendar year that follows the calendar year in which the Participant attains age 70 1/2. A Participant who is a "five-percent owner" of an Affiliate (as defined in Code Section 416) at any time during the Plan Year ending with or within the calendar year in which he attains age 70 1/2, must receive payment of his Account by that April 1 date, regardless of his employment status.

(e) Participant Consent Requirements. A Participant's consent under this Section to receive a distribution must be made at least 30 days after (but no more than 180 days after) he receives distribution information provided by the Committee. The 30-day election period may be waived by the Participant (so that benefit payment may be made as soon as practicable following receipt of the information) if the Committee has clearly informed the Participant that he has at least 30 days to consider the timing of his benefit payment.

       Section 7.6 Manner of Payment. Subject to the provisions of subsection 7.7(a) and subsection 7.7(b), payment of a Participant's Account that is distributable under Section 7.5 will be made to or for the benefit of the Participant, or in the event of his death, to or for the benefit of his Beneficiary, in a single sum.

       Section 7.7 Designation of Beneficiary. Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his "Beneficiary" to whom his Plan benefits will be paid if he dies before he receives all his benefits, in accordance with the following:

       (a) The Account of a Participant who is married at the time of his death and dies before any benefit payments have been made or who is married on the date benefit payments commence and dies before the complete distribution of his benefits (a "Married Participant"), will be distributed to the Married Participant's Surviving Spouse unless the Married Participant has designated another person or persons as his Beneficiary and the Surviving Spouse has consented to the designation as provided in subsection 7.7(b).

       (b) A Surviving Spouse's consent under this Section will be effective only if:

                (i) The Married Participant designates another Beneficiary and that designation cannot be changed without the Surviving Spouse's consent (unless the original consent expressly permits a change to be made without the Surviving Spouse's subsequent consent);

                (ii) The Surviving Spouse consents to the designation in a writing witnessed by a Notary Public or Committee member; and

                (iii) The consent acknowledges the effect of the Married Participant's designation.

       (c) A Participant's "Surviving Spouse" is the person to whom the Participant was married on the day of his death.

       (d) Each Beneficiary designation will be in the form prescribed by the Committee and will be effective only if filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all previously filed Beneficiary designations. The revocation of a Beneficiary designation, no matter how effected, will not require the consent of any designated Beneficiary, except where spousal consent is required.

       (e) Subject to subsection 7.7(b), if any Participant is unmarried and fails to designate a Beneficiary in the manner provided above, or if the designated Beneficiary does not survive the Participant, the Committee will direct the Trustee to distribute the Participant's benefits to the Participant's estate. If the Beneficiary survives the Participant, but dies before the complete distribution of the Participant's benefits, the Committee will direct the Trustee to distribute the balance of such Participant's benefits to the Beneficiary's estate.

       Section 7.8 Property Distributed. The provisions of subsection 7.8(a) of this Section will apply if, at the time any benefit is scheduled to be distributed under the Plan (i) the Company is an "S" corporation as described in Code Section 1361(b), or (ii) the Company's charter or by-laws restrict the ownership of employer securities to employees or a Code Section 401(a) trust as provided under Code Section 409(h)(2). The provisions of subsection 7.8(b) and subsection 7.8(c) of this Section will apply if, at the time any benefit is scheduled to be distributed under the Plan (i) the Company is not an "S" corporation as described in Code Section 1361(b), and (ii) the Company's charter or by-laws do not restrict the ownership of employer securities to employees or a Code Section 401(a) trust as provided under Code Section 409(h)(2).

       (a) Distribution of a Participant's vested Account will be made solely in cash or in Company Stock, as determined by the Committee in its discretion; provided, however, that any distribution of Company Stock will be subject to the provisions of Section 6.3.

       (b) Subject to the other provisions of this Section, distribution of a Participant's vested Account will be made in whole shares of Company Stock or in cash in the following manner: at least 30 but not more than 90 days before the date specified by the Committee for distribution, the Participant entitled to such distribution will be notified in writing by the Committee of his right to demand that all or any part of the distribution will be made in whole shares of Company Stock, except for cash in lieu of fractional shares. At any time within the period specified in the preceding sentence, the Participant may notify the Committee in writing of his demand that all of the distribution be made in whole shares of Company Stock. If the Participant exercises such right of demand, the balance of his Other Investments Account, to the extent necessary to comply with such demand, will be used to acquire whole shares of Company Stock for distribution at the fair market value (as determined in the manner set forth in Section 5.2, as of the date specified in Treasury Regulation
               Section 54.4975-11(d)(5)) with the value of fractional shares distributed in cash.

       (c) Subject to the other provisions of this Section, in the absence of a proper or timely exercise by the Participant of his rights as set forth in subsection 7.8(b), distribution of a Participant's vested Account will be made in whole shares of Company Stock, with fractional shares distributed in cash, or solely cash or a combination thereof, as determined by the Committee in its sole discretion.

       Notwithstanding the provisions of subsection 7.8(b)and subsection 7.8(c), a Participant has no right to specify that his benefit will be distributed in the form of Company Stock to the extent the Participant has diversified the investment of his Company Stock Account as provided in Article VIII.

        Section 7.9     Direct Rollovers.     Notwithstanding any provision of
the Plan to the contrary, a Distributee may elect, at the times and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

        The term "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and any distribution to the extent paid from the Participant's Account as a "hardship withdrawal." A portion of a distribution will not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b) (collectively, "IRA"), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of the distribution which is includible in gross income and the portion which is not so includible.

        "Eligible Retirement Plan" means an IRA, an annuity plan described in Code Section 403(a), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state, that accepts the Distributee's Eligible Rollover Distribution. Notwithstanding the foregoing, any Eligible Rollover Distribution to a Non-Spouse Beneficiary (as described below) in a Direct Rollover may only be made to an IRA in a direct trustee-to-trustee rollover, and such IRA will be titled and treated as an inherited IRA.

        "Distributee" means an employee or former employee. In addition, the employee's or former employee's Surviving Spouse and the employee's or former employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse. Additionally, a Distributee will also include the Participant's Beneficiary who is designated under Section 7.7 and is the designated beneficiary under Code Section 401(a)(9) and the regulations thereunder and who is not the Participant's Surviving Spouse or spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (a "Non-Spouse Beneficiary").

        "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  Article VIII
                                  ------------

                        Funding and Plan Administration
                        -------------------------------

        Section 8.1 Funding Policy. The funding policy for the Plan will be prepared and approved by the Committee from time to time as required by ERISA and will be consistent with the objectives of the Plan and the requirements of ERISA. At least annually, the Committee will review the funding policy. The Committee will make a written record of all actions taken with respect to establishing and reviewing the funding policy. The Committee will from time to time determine the cash requirements of the Plan and communicate the same to the Trustee or any investment manager. The Trustee will make investments consistent with the funding policy and the cash requirements of the Plan, or if the Committee or Trustee has made a delegation of its investment authority to an investment manager under Section 5.1, by such investment manager.

        Section 8.2 Committee. The Committee, as appointed by the Board, will act as the Plan administrator and as the Plan's agent for service of legal process and will perform the day- to-day administration of the Plan as provided in this Article. If no Committee is appointed, the Company will perform the duties assigned to the Committee and all references to the Committee will be deemed to refer to the Company. The Committee will consist of three or more individuals who may but need not be employees of an Affiliate. The Company will notify the Trustee, any other Employers and the Participants of the Committee's membership.

        Section 8.3 Appointment, Resignation and Removal of Committee Members. The Company may remove a member of the Committee at any time by written notice to him, the other Committee members, any other Employers and the Trustee. A Committee member may resign at any time by written notice to the Board, the other Committee members, any other Employers and the Trustee. The Board may fill any vacancy in the Committee's membership and will give written notice thereof to the other Committee members, any other Employers and the Trustee. While there is a vacancy in the Committee's membership, the remaining Committee members will have the same powers as the full Committee until the vacancy is filled.

        Section 8.4 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairman and appoint a secretary, who may or may not be a Committee member, as it deems advisable. The Committee may authorize any one or more of its members to execute any directive or certification on behalf of the Committee. The Trustee, upon receipt of such authorization, may rely on any directive or certification issued by the authorized member or members until notified to the contrary. The Committee may also adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee will be made by the vote of the majority including actions in writing taken without a meeting. If because of the number of members qualified to act there is no majority on a particular matter, the Company will decide the matter.

        Section 8.5 Committee Powers and Duties. The Committee has the duties and powers necessary to discharge its obligations under the Plan and Trust, including, but not limited to, the following:

       (a) To construe and interpret the Plan and decide all questions arising in the administration, interpretation and application of the Plan and Trust;

       (b) To receive from the Employers and from Participants the information necessary for the proper administration of the Plan;

       (c) To keep, and to furnish an Employer upon its request, such records and reports with respect to the administration of the Plan as are reasonable and appropriate;

       (d) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust fund from the Trustee;

       (e) To direct the Trustee in the payments or distributions to be made from the Trust in accordance with the provisions of the Plan;

       (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including the providers of legal, accounting, record keeping and plan administration services;

       (g) To enter into option agreements with the Company or shareholders of the Company with respect to the acquisition of Company Stock on such terms and conditions as the Committee determines. Such option agreements will be assignable to the Trustee; provided, however, neither the agreement nor the assignment provisions thereof may require or otherwise bind the Trustee to acquire Company Stock.

       Section 8.6 Committee Rules and Decisions. The Committee may adopt such rules and procedures as it deems necessary or desirable to provide for the proper administration of the Plan. All rules and decisions of the Committee will be consistent with the terms of the Plan and Trust Agreement and will be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee is entitled to rely upon information furnished by a Participant or Beneficiary, the Employers, the legal counsel of the Company, or the Trustee. The Committee will make any adjustments it considers equitable and practicable to correct a mistake of fact once the mistake becomes known. Subject to applicable law, any determination made in good faith by the Committee under this Article will be binding on all persons. Consequently, benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

       Section 8.7 Interested Committee Member. If a Committee member (or that member's spouse) is a Participant, that member will be ineligible to participate in any decision concerning his eligibility for or the amount, method or timing of a distribution under the Plan to be made on his behalf (or on behalf of his spouse).

       Section 8.8 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment under the Plan is under a legal disability or incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to his legal representative or to a relative or friend of such person for his benefit, or to apply the payment for the benefit of the person in a manner the Committee considers appropriate. Any benefit payment made in accordance with this Section will constitute a complete discharge of any liability for the making of such payment under the Plan.

        Section 8.9 Missing Participants and Beneficiaries. Each Participant must file his and his Beneficiary's post office address (and any change of address) with the Committee. Any communication sent to a Participant or Beneficiary at the address last filed with the Committee, or at the address shown on the Employer's records if no address was filed with the Committee, will be binding on the Participant and Beneficiary for all purposes of the Plan. Except as provided below, neither the Committee nor an Employer is required to search for or locate a Participant or Beneficiary. Notwithstanding the foregoing, if (i) payment of a "small benefit" as described in subsection 7.5(b)(i) is to be made to the Participant or Beneficiary or (ii) payment is to be made due to the Participant's attainment of Normal Retirement Age and the address on file with the Committee is not a current address, the Committee will make reasonable efforts to locate the missing Participant or Beneficiary. If, after a reasonable search, the Committee is unable to locate the Participant or Beneficiary, the Participant's or Beneficiary's Account will be forfeited and treated as a Remainder under Section 7.4. If the Participant or Beneficiary subsequently contacts the Committee to request payment of his vested Account under the Plan, the Committee will pay the Participant or Beneficiary the vested balance of his Account determined as of the date of the forfeiture. If the Committee pays the Participant's benefit under the preceding sentence, the reinstatement will be made by utilizing Remainders forfeited by other Participants. If no or insufficient forfeited Remainders are available for this purpose, the Company may use any income of the Trust fund to be credited as of that date under Section 4.3 or may require the Participant's Employer to make a special Employer contribution, as determined by the Company, to the extent needed to reinstate the required amount. Alternatively, if the benefit is a small benefit and the individual retirement account provider used by the Plan for rollover of small benefits as described in subsection 7.5(b)(i) is willing to accept a rollover for a missing Participant or Beneficiary, the vested Account will be rolled to an individual retirement account, as provided in subsection 7.5(b)(i) and the remainder of the Account will be forfeited as provided in Section 7.4.

        Section 8.10 Claims and Review Procedures. While a Participant or Beneficiary need not file a claim to receive a benefit under the Plan, such a person may submit a written claim to the Committee or seek a review of the Committee's benefit determination. The Committee will afford the Participant or Beneficiary a full and fair review of such a request as provided in Supplement A.

        Section 8.11 Plan Expenses. All usual and reasonable expenses of the Plan, including expenses incurred by the Committee, may be paid in whole or in part by the Employers (in the proportion determined by the Company), and any expenses not paid by the Employers may be paid by the Trustee out of the principal or income of the Trust. To the extent expenses are paid by the Trustee from the Trust, the Committee may allocate those expenses to an individual Participant's Account in accordance with nondiscriminatory rules established by the Committee and communicated to Participants. Any member of the Committee who is an employee of an Affiliate may not receive compensation with respect to his services for the Committee. The payment of Plan and Trust fees and expenses will include the reimbursement of the Company or Committee for fees and expenses paid by the Company on behalf of the Plan and Trust which are properly payable by the Plan and Trust.

        Section 8.12 Fiduciary Responsibilities. A fiduciary with respect to the Plan or Trust will discharge his fiduciary duties solely in the interest of Participants and their Beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. It is intended under the Plan and Trust that a fiduciary will be responsible only for the proper exercise of its own fiduciary duties and obligations to the extent not properly allocated or delegated to other persons.

        Section 8.13 Trustee "Put" Option. The Trustee will have the right to require the Company to purchase shares of Company Stock it holds under the Plan:

        (a) But only to the extent the Trustee has an obligation under the Plan or by law to distribute cash from the Trust and does not have sufficient cash to pay that obligation; and

        (b) Only if the Trustee notifies the Company in writing of its cash needs (including the specific dollar amount of the need) prior to the date the obligation is payable. Such notification will include the approximate number of shares of Company Stock which must be sold for the Trustee to satisfy its obligation.

        If the preceding requirements are satisfied, the Company must then purchase not less than the number of shares specified by the Trustee in its notice within 90 days of receiving the written "put" demand from the Trustee. The purchase price for the shares and the terms and conditions of the purchase transaction will be subject to the provisions of Section 5.2 and Section 5.3. If, prior to such payment date, the Company either makes a contribution of cash to the Trust under Article III or it pays a Cash Dividend on Company Stock to the Trustee in an amount sufficient to satisfy the cash need identified in the Trustee's written notice under subsection 8.5(b)above, the foregoing requirements of this Section will not apply.

                                   Article IX
                                   ----------

                                 Miscellaneous
                                 -------------

        Section 9.1 Nonguarantee of Employment. Nothing contained in the Plan may be construed as a contract of employment between an Employer and any employee, or as a right to be engaged or continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any of its employees, with or without cause.

        Section 9.2 Rights to Trust Assets. No employee or Beneficiary has any right to, or interest in, any assets of the Trust, except as provided from time to time under the Plan. Benefits payable under the Plan to any person are to be paid solely out of the assets of the Trust and the liability of the Committee, the Employers and the Trustee to make a benefit payment is limited to the Trust assets available for that purpose.

        Section 9.3 Nonalienation of Benefits. Except as may be required by the tax withholding provisions of a federal, state or municipal tax act or pursuant to a qualified domestic relations order (as that term is defined in Code Section 414(p)) or pursuant to a judgment or settlement described in Code
Section 401(a)(13)(C), benefits payable under the Plan are not subject in any manner to sale, transfer, assignment, pledge, encumbrance, garnishment, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to sell, transfer, assign, pledge, encumber or otherwise dispose of any right to benefits payable hereunder will be void. The Trust will not be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

        Section 9.4 Applicable State Law. To the extent not superseded by the laws of the United States, this Plan will be administered and construed and its validity determined under the laws of the State of Indiana, without regard to that state's choice of law principles.

        Section 9.5 Illegal or Invalid Provisions. In the event any provision of the Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if such illegal or invalid provision had never been inserted herein.

        Section 9.6 Gender and Number. Words in the masculine gender are to be construed to include the feminine gender in all cases where appropriate and words in the singular or plural are to be construed as being in the plural or singular where appropriate.

        Section 9.7 Execution in Counterparts. The Plan may be executed in any number of counterparts each of which will be deemed to be an original. All the counterparts will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

        Section 9.8 Waiver of Notice. Any notice required under the Plan may be waived by the party entitled to such notice.

        Section 9.9 Action by the Employers. Any action required or permitted to be taken by an Employer under the Plan or Trust Agreement must be by resolution of its board of directors, by a duly authorized committee of its board of directors or by a person or persons duly authorized by its board of directors or such committee.

        Section 9.10 Indemnification. To the extent permitted by law, the Employers will indemnify each current and former employee or director of an Employer and each current and former Committee member against any and all liability or claim of liability (to the extent not indemnified in the first instance under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan, including all expenses incurred in the person's defense if the Employers fail to provide a defense after having been requested to do so in writing. The right to indemnification under this Section is conditioned upon the person notifying the Company of the claim of liability within 30 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

        Section 9.11 Nonguarantee of Funds. Neither the Committee, the Trustee nor the Employers in any way guarantee the Trust from loss or depreciation.

        Section 9.12 Qualified Domestic Relations Orders. Notwithstanding the provisions of Article VII, payments from a Participant's Account may be made (to the extent vested under Section 7.3 to an "Alternate Payee" under a "Qualified Domestic Relations Order" (as those terms are defined under Code Section 414(p)) prior to the Participant's retirement or other termination of employment. As soon as practicable following the Committee's determination that a domestic relations order constitutes a Qualified Domestic Relations Order, that portion of the Participant's Account awarded to the Alternate Payee pursuant to such order will be transferred to an account maintained under the Plan on behalf of the Alternate Payee. Nothing contained in the Plan will prevent the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a Qualified Domestic Relations Order.

        Section 9.13 Federal and State Securities Law Compliance.

        (a) Each Participant or Beneficiary may be required by the Committee, prior to the transfer of Company Stock to such Participant or Beneficiary, to execute and deliver an agreement, in form and substance acceptable to the Committee, certifying such person's intent to hold such Company Stock and containing such other representations and agreements relating to the Company Stock as the Committee may reasonably request;

        (b) The Committee will take all necessary steps to comply with any applicable registration or other requirements of federal or state securities laws from which no exemption is available; and

        (c) Stock certificates distributed to Participants may bear such legends concerning restrictions imposed by federal or state securities laws, and concerning other restrictions and rights under the Plan, as the Committee in its discretion may determine.

                                   Article X
                                   ---------

                           Amendment and Termination
                           -------------------------

        Section 10.1 Amendment. The Company reserves the right to amend the Plan from time to time in its sole discretion, provided the amendment:

        (a) Except as provided in Section 11.3, does not cause any part of the Trust fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries;

        (b)    Does not eliminate or reduce a Participant's accrued benefit; and

        (c) Does not increase the duties, powers or liabilities of the Trustee without its written consent.

        Section 10.2 Termination. While the Employers expect and intend to continue the Plan, the Company reserves the right to terminate the Plan with respect to all Employers at any time in its sole discretion. In addition, the Plan will terminate with respect to an individual Employer (i) by resolution of the Employer's board of directors, provided that 30 days advance written notice is given to the Committee and the Company; (ii) upon the dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets (unless a successor is substituted for the Employer under Section 11.1); or (iii) upon the Employer's complete discontinuance of contributions. A partial termination of the Plan may occur with respect to a group of Participants on any date specified by the Committee or required by law.

        Section 10.3 Termination Procedures. The date of a termination or partial termination (a "Plan Termination Date") will constitute a special Accounting Date under Section 4.2. If, as of the Plan Termination Date, a Loan is outstanding, the shares of Company Stock held in the suspense account referred to in Section 5.4 as of such date and pledged as collateral for such Loan (or the proceeds from the sale of such Company Stock) will be applied by the Trustee solely to discharge the Loan. After the discharge of the Loan, if applicable, any adjustments required under Section 4.3 will be made. After such adjustments have been made, the Committee may reserve a sum it deems to be reasonably necessary to pay any absolute or contingent liabilities of the Plan or Trust and may charge that sum to each Participant's Account on a pro rata basis according to the Account balances as adjusted under the preceding sentence. Provided, however, any adjustments or allocations made as of the Plan Termination Date will be subject to the requirements of Code Section 401(a)(4) and the regulations promulgated thereunder. In the event an adjustment or allocation would not satisfy the requirements of the preceding sentence, the Committee will, on a nondiscriminatory basis, adjust the allocation to the extent necessary to satisfy the requirements of Code Section 401(a)(4).

        The Account balances of affected Participants and Beneficiaries, as adjusted, will be fully vested and nonforfeitable as of the Plan Termination Date and will be distributed in a single sum (or, in the case of a partial termination in a method described in Section 7.6) or will continue to be administered as part of the Trust, as determined by the Committee. All provisions of the Plan which are not inconsistent with this Article will continue in effect, including all the powers and duties of the Committee, the Company and the Trustee, until a complete distribution of the Trust has been made.

       Section 10.4 Limitation on Amendment or Termination. Notwithstanding the provisions of Section 10.1 and Section 10.2, to the extent required by the terms of any Loan, the Company will not terminate the Plan, or make any amendment to the Plan while any Loan remains outstanding and unpaid in whole or in part, without the prior written consent to any such termination or amendment by all holders and guarantors, if any, of the Plan's obligations under the Loan. Where any holder or guarantor has a representative on the Committee, such prior written consent will not be required if the representative approves the amendment.

                                   Article XI
                                   ----------

                      Successors, Mergers and Plan Assets
                      -----------------------------------

        Section 11.1 Successors. In the event of the dissolution, merger, consolidation or reorganization of an Employer or the sale by an Employer of all or substantially all of its assets, provision may be made with the consent of the Company by which the Plan and Trust will be continued by the Employer's successor; and, in that event, the successor will be substituted for the Employer under the Plan. Upon the substitution, the successor will assume all Plan liabilities and will assume all of the powers, duties and responsibilities of that Employer.

        Section 11.2 Plan Mergers, Consolidations and Transfers. The Plan will not, in whole or in part, be merged or consolidated with or have its assets or liabilities transferred to any other plan, unless each Participant would be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the Plan terminated on that date) equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation or transfer (if the Plan terminated on that date).

        Section 11.3 Plan Assets. The Employers will have no right, title or interest in any assets of the Trust, nor may any assets of the Trust be returned to an Employer, directly or indirectly, except:

        (a) If the Internal Revenue Service determines that the Plan as initially adopted by an Employer does not meet the requirements of Code Section 401(a) and the Company determines that the Plan cannot be amended to meet the Internal Revenue Service's requirements, a contribution made before the Internal Revenue Service's determination, provided that (i) the contribution is returned to the Employer within one year of the determination and (ii) the qualification application is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

        (b) A contribution made by a mistake of fact, provided that the contribution is returned to the Employer within one year of the original contribution date.

        (c) The portion of a contribution that is disallowed as an expense for federal income tax purposes, provided that such amount is returned to the Employer within one year of the disallowance.

        Any amount returned under subsection 11.3(a) or subsection 11.3(c) must first be reduced by any amount previously distributed from the Trust and then by any Trust losses allocable to that amount, and in no event may the return of the contribution under those subsections cause any Participant's Account balance to be less than the Account balance he would have been credited with had the contribution not been made.

                                  Article XII
                                  -----------

                              Voting Company Stock
                              --------------------

        Section 12.1 Matters Which Require Pass Through of Voting Rights. Each Participant or Beneficiary will be entitled to direct the Trustee as to the manner in which voting rights of shares of Company Stock allocated to his Company Stock Account are to be exercised with respect to all matters as to which such shares are entitled to be voted.

        Section 12.2 Confidential Procedure for Passing Through Voting Rights. The Committee will, at least 30 days prior to each meeting of holders of Company Stock, provide each Participant or Beneficiary entitled under Section 12.1 to direct the voting of Company Stock with notice of such meeting and of those matters which, at the time of the mailing of such notice, are subject to direction by a Participant, as set forth in Section 12.1, and are expected to be presented at such meeting for action by holders of Company Stock, together with an appropriate form on which the Participant can direct the Trustee, in confidence, as to the manner of voting on such matters. If instructions on such matters are not received by the Trustee at least ten business days prior to such meeting, then pursuant to Section 12.3, the Committee will instruct the Trustee to vote the shares of Company Stock with respect to which no such instructions were received.

        Section 12.3 Committee Direction of Trustee. The Committee will direct the Trustee as to the manner of voting any Company Stock (i) allocated to a Company Stock Account of a Participant with respect to such matters as to which no voting instructions have been timely received, (ii) contributed to the Trust but not yet allocated to Participants' Company Stock Accounts, and (iii) held in the suspense account described in Section 5.4. The Committee will direct the Trustee to vote the shares of Company Stock specified in this Section in the same proportion and in the same manner as the shares allocated to Company Stock Accounts with respect to which timely and proper instructions by Participants have been received. The Trustee will vote all shares as directed by the Committee pursuant to this Section and by Participants pursuant to Section 12.2, subject to the fiduciary obligations imposed on it by ERISA.

                                  Article XIII
                                  ------------

                 Diversification of Investment in Company Stock
                 ----------------------------------------------

       Section 13.1 Election by Qualified Participant. Each Qualified Participant will be permitted to direct the Trustee as to the diversification of the investment of his Company Stock Account within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period; provided, however, if the fair market value of the Participant's Company Stock Account, determined as of the Accounting Date immediately preceding the date the Participant is eligible to make an election under this Section, is $500 or less, the Participant may not make a diversification election for that Plan Year. The term "Qualified Participant" means a Participant or Inactive Participant who has both attained age 55 and completed at least ten years of participation in the Plan. The term "Qualified Election Period" means the six Plan Years commencing with the first Plan Year during which the Participant first becomes a Qualified Participant. Provided, however, if a Participant has not completed ten years of participation in the Plan by the end of the Plan Year in which the Participant attains age 55, the Qualified Election Period will begin with the Plan Year in which the Participant completes ten years of participation in the Plan and ends with the fifth succeeding Plan Year. Such election may be modified, revoked or superseded by a new election at any time during the 90 day election period. The portion of a Qualified Participant's Company Stock Account subject to the diversification election in each of the years during the Qualified Election Period will be equal to:

       (a) 25 percent of the total number of whole shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to the Qualified Participant's Company Stock Account and which are subject to this election; less

       (b) The number of whole shares of Company Stock diversified pursuant to this Section. With respect to the last year of the Qualified Election Period, "50 percent" will be substituted for "25 percent" in determining the amount subject to the diversification election.

       Section 13.2 Method of Diversifying Investment.

       (a) A Qualified Participant's election to diversify his Company Stock Account will be provided to the Trustee in writing and will be effective no later than 180 days after the close of the Plan Year to which the direction applies.

       (b) A Qualified Participant may direct the Plan to transfer the portion of his Company Stock Account to which the election
               relates to the Monroe Bancorp Thrift Plan ("Thrift Plan").    The
               portion of the Qualified Participant's Company Stock Account to which the election relates will be transferred to the Thrift Plan in cash. The amount of cash to be transferred will be determined by valuing the shares of Company Stock to which the election relates using the per-share closing price of Company Stock as reported on the NASDAQ Exchange on the last business day which immediately precedes the date on which the transfer is made. The transfer will be made no later than 90 days after the last day of the period during which the election can be made. The amount of cash necessary to implement the

    Qualified Participant's election may, to the extent necessary to comply with such election, be funded by the Committee by charging, on a pro rata basis, the Other Investments Accounts of all Participants, Inactive Participants and Beneficiaries who did not (or were not entitled to) make an election for the Plan Year under this Article. The Company Stock debited from the Qualified Participant's Company Stock Account will be credited, on a pro rata basis, to the corresponding Company Stock Accounts of Participants, Inactive Participants and Beneficiaries who did not (or were not entitled to) make an election for the Plan Year under this Article.

(c) In lieu of a transfer under subsection (b), a Participant may direct the Plan to distribute the portion of his Company Stock Account to which the election relates in shares of Company Stock and, if applicable, such distribution will be subject to the requirements of Section 6.3 concerning put options as would otherwise apply to distribution of Company Stock from the Plan.

(d) A Qualified Participant may elect not to diversify any portion of his Company Stock Account. The failure by a Qualified Participant to make a timely or proper election under this Article will be treated for all purposes as an election not to exercise his diversification rights.

                                  Supplement A
                                  ------------

                          Claims and Review Procedures
                          ----------------------------

        Section A-1 Procedures Governing the Filing of Benefit Claims. All Benefit Claims must be filed on the appropriate claim forms available from the Committee or in accordance with the procedures established by the Committee for claim purposes. The term "Benefit Claim" means a request for a Plan benefit or benefits, made by a Claimant or by an authorized representative of a Claimant, which complies with the Plan's procedures for making benefit claims. The term "Claimant" means a Participant, an Inactive Participant, a Surviving Spouse of a Participant, a Beneficiary, or an Alternate Payee, who is claiming entitlement to the payment of any benefit payable under the Plan.

        Section A-2 Notification of Benefit Determinations. The Committee will notify a Claimant, in accordance with Section A-3, of the Plan's benefit determination within a reasonable period of time after receipt of a Benefit Claim, but not later than 90 days after receipt of the Benefit Claim by the Plan. If special circumstances require an extension of time for processing the Benefit Claim, the Committee will notify the Claimant of the extension prior to the termination of the initial period described above. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make the benefit determination. In no event will the extension exceed a period of 90 days from the end of the initial period.

        Section A-3 Manner And Content of Notification of Benefit Determinations. All notices given by the Committee will be given to a Claimant, or to his authorized representative, in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to the particular material required to be furnished or made available to that individual. The Committee may provide a Claimant with either a written or an electronic notice of the Plan's benefit determination. Any electronic notification will comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i), (iii) and (iv). In the case of an Adverse Benefit Determination, the notice will set forth, in a manner calculated to be understood by the Claimant:

        (a)     The specific reasons for the adverse determination;

        (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the determination is based;

        (c) A description of any additional material or information necessary for the Claimant to complete the claim and an explanation of why such material or information is necessary; and

        (d) A description of the Plan's review procedures and the time limits applicable to such procedures.

The term "Adverse Benefit Determination" means a denial, reduction or termination of, or a failure to provide or make payment (in whole or in part) for any benefit payable under the Plan.

       Section A-4 Appeal of Adverse Benefit Determinations. A Claimant who receives an Adverse Benefit Determination and desires a review of that determination must file, or his authorized representative must file on his behalf, a written request for a review of the Adverse Benefit Determination, not later than 60 days after receiving the determination.

       The written request for a review must be filed with the Committee. Upon receiving the written request for review, the Committee will advise the Claimant, or his authorized representative, in writing that:

       (a) The Claimant, or his authorized representative, may submit written comments, documents, records and any other information relating to the claim for benefits; and

       (b) The Claimant will be provided, upon request of the Claimant or his authorized representative, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those documents, records and information were considered or relied upon in making the Adverse Benefit Determination that is the subject of the appeal.

       Section A-5 Benefit Determination on Review. All appeals by a Claimant of an Adverse Benefit Determination will receive a full and fair review by an appropriate named fiduciary of the Plan.

       Section A-6 Notification of Benefit Determination on Review. The Committee will notify a Claimant, in accordance with Section A-7, of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after the Plan's receipt of the Claimant's request for review
of an Adverse Benefit Determination.           If, however, special
circumstances require an extension of time for processing the review by the named fiduciary, the Claimant will be notified, prior to the termination of the initial 60-day period, of the special circumstances requiring the extension and the date by which the Plan expects to render the Plan's benefit determination on review, which will not be later than 120 days after receipt of a request for review. Provided, however, in the case of a Plan with a Committee or other group designated as the appropriate named fiduciary that holds regularly scheduled meetings at least quarterly, the time limit of this Section will be modified in accordance with 29 CFR 2560.503-1(i)(1)(ii) or 29 CFR 2560.503-1(i)(3)(ii),
whichever is applicable.

       Section A-7 Manner and Content of Notification of Benefit Determination on Review. The Committee will provide a Claimant with notification of its benefit determination on review in a method described in Section A-3. In the case of an Adverse Benefit Determination on review, the notification must set forth, in a manner calculated to be understood by the Claimant:

       (a)     The specific reasons for the adverse determination on review;

       (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the benefit determination on review is based; and

       (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those records were considered or relied upon in making the Adverse Benefit Determination on review, including any reports, and the identities, of any experts whose advice was obtained.

                                  Supplement B
                                  ------------

                              Top-Heavy Provisions
                              --------------------

       Section B-1    Application. The purpose of this Supplement is to satisfy
the requirements of Code Section 416. Consequently, the provisions of Section B-6 will apply for each Plan Year the Plan is determined to be a "Top-Heavy Plan" under Section B-2.

       Section B-2    Top-Heavy Plan. Subject to the provisions of Section B-5,
the Plan will be a Top-Heavy Plan for a Plan Year if on that Plan Year's Determination Date the sum of the Account balances of Participants who are Key Employees exceeds 60 percent of the sum of the Account balances of all Participants. For purposes of the preceding sentence, the "Determination Date" for a Plan Year means the last day of the preceding Plan Year.

       Section B-3    Key Employees. For purposes of this Supplement:

       (a) The term "Key Employee" means, any employee or former employee (including a deceased employee) of an Affiliate who, at any time during the Plan Year that includes the Determination Date, was:

               (i) An officer of an Affiliate having Total Compensation greater than $145,000 (as adjusted under Code Section 416(i)(1));

               (ii)   A five-percent owner of an Affiliate; or

               (iii) A one-percent owner of an Affiliate having Total Compensation of more than $150,000.

       For purposes of determining a Key Employee under this Section, the term Total Compensation means compensation within the meaning of Code Section 416(i)(1) and the applicable regulations and other guidelines of general applicability issued thereunder. For purposes of determining an individual's ownership in an Affiliate under this subsection, the rules of Code Sections 414(b), (c) and (m) will be disregarded.

       (b) The term "Non-Key Employee" means any employee who is not a Key Employee.

       The terms "Key Employee" and "Non-Key Employee" include the Beneficiaries of such employees, respectively.

       Section B-4    Determination of Account Balances. For purposes of
determining Participants' Account balances as of any Determination Date under Section B-2, the following rules apply:

       (a) A Participant's Account balance will be increased by any amounts distributed to the Participant or his Beneficiary during the one-year period ending on the Determination Date due to the separation from service, death or Total and

                 Permanent Disability of the Participant. In the case of a distribution made for any other reason, "five-year period" will be substituted for "one-year period" in the preceding sentence.

        (b) Notwithstanding subsection B-4(a), the Account balance of a Participant who has not performed any services for an Affiliate during the one-year period ending on the Determination Date will be disregarded.

        (c) The account balance of a Non-Key Employee who was a Key Employee with respect to any prior Plan Year will be disregarded.

        (d) A Participant's Account balance will be decreased by any amount rolled over into the Plan if the rollover was initiated by the Participant and the amount came from a plan other than a plan maintained by an Affiliate.

        Section B-5      Aggregation of Plans. The Plan will be a Top-Heavy Plan
under Section B-2 if it is part of a Top-Heavy Group for that Plan Year.

        (a) Top-Heavy Group. "Top-Heavy Group" means each plan maintained by an Affiliate in which a Key Employee participates and each other plan which enables such a plan to meet the requirements of Code Section 401(a)(4) or 410 (either type of plan is referred to below as an "Aggregated Plan") where as of a Determination Date the sum of:

                 (i) The total of the account balances of Key Employees under any defined contribution plan that constitutes an Aggregated Plan, and

                 (ii) The present value of the cumulative accrued benefits of Key Employees under any defined benefit plan that constitutes an Aggregated Plan,

                 exceeds 60 percent of a similar sum determined for all employees.

        (b) Additional Plans. The Company may treat any other plan it or any other Affiliate maintains as an Aggregated Plan under subsection B-5(a), provided that the Aggregated Plans would in combination with that plan or plans continue to meet the requirements of Code Sections 401(a)(4) and 410. If the Aggregated Plans which include this Plan do not comprise a Top-Heavy Group, this Plan will not be a Top-Heavy Plan under Section B-2.

        (c) Other Rules. The rules of Section B-4 will apply to determine the Account balances of employees under this Section (and the term "Accrued Benefit" will be substituted for the term "Account balance" to determine benefits under a defined benefit plan). Any plan (including a terminated plan) that was maintained by an Affiliate within the five-year period ending on the Determination Date will be treated as an Aggregated Plan if it is otherwise described in subsection B-5(a).

        Section B-6     Minimum Benefit. For any Plan Year in which the Plan is
determined to be a Top-Heavy Plan, the contribution allocated under the Plan to the Account of any Participant who is a Non-Key Employee may not be less than an amount equal to three percent (or, if lesser, the highest contribution percentage rate of any Key Employee for that year) of the Participant's Total Compensation. A Participant will be entitled to receive an allocation under this
Section if he is employed by an Employer on the last day of the Plan Year regardless of the number of Hours of Service he accrued in that year. If the Company or an Affiliate maintains a defined benefit plan that is part of a Top-Heavy Group for any Plan Year under Section B-5, any Non- Key Employee who participates under both this Plan and the defined benefit plan will be entitled to the minimum benefit under the defined benefit plan. Notwithstanding the foregoing, if an Affiliate maintains any other plan, the minimum benefit required under this Section will be adjusted in accordance with regulations issued under Code Section 416(f) to prevent an inappropriate duplication or omission of required minimum benefits or contributions. In this regard, if the other plan is a money purchase pension plan, the minimum benefit will be provided under that plan.

                                  Supplement C

                 Participation by and Withdrawal of Affiliates

        Section C-1 Participation by Affiliate. Any Affiliate may adopt the Plan for the benefit of its employees and become an Employer by filing a certified copy of a resolution of its board of directors to that effect with the Company. Notwithstanding the foregoing, the Affiliate's adoption of the Plan will not be effective unless the Company consents to that action by resolution of the Board or by a written consent signed by the Chairman of the Board, the President, the Chief Executive Officer or any Senior or Executive Vice President of the Company.

        Section C-2 Withdrawal of Affiliate. Any Employer may withdraw from this Plan by filing a certified copy of a resolution of its board of directors to that effect with the Company. Additionally, the Company may cause an Employer to withdraw from this Plan by filing a certified copy of a resolution of the Board to that effect with the Employer. Such resolutions will specify the effective date of the withdrawal.

        Section C-3 Effect of Withdrawal of Affiliate. If an Employer withdraws from the Plan pursuant to Section C-2 but remains an Affiliate, any Covered Employee of that Affiliate who was an active Participant in the Plan on the effective date of such withdrawal will become an Inactive Participant and will be subject to the following additional provisions:

        (a) Notwithstanding the fact that, for all other purposes of the Plan, the employee will be considered to be an Inactive Participant, so long as such employee remains an employee of the Affiliate, the withdrawal of the Affiliate:

                (i) Will not constitute an event under the Plan which enables the employee to receive a distribution of his Account; and

                (ii) The employee will continue to be credited with Hours of Service (for purposes of eligibility to participate under Article II and vesting under Article VII).

        (b) Until the occurrence of a distributable event under the Plan, as described in Article VII, the Account of an affected Inactive Participant will continue to be invested as if the Inactive Participant were an active Participant.

        Section C-4 Transfer of Employment of Inactive Participant to Employer. If an employee who became an Inactive Participant by virtue of the provisions of Section C-2 transfers employment to an Employer, such Inactive Participant will again become a Participant immediately on the date on which his employment with such Employer commences. The allocation of any Company Contributions will be based on Total Compensation which is paid by the new Employer on and after the effective date of the Participant's recommencement of participation in the Plan.

       Section C-5 Transfer of Employment of Active Participant From Employer. If an employee who is a Participant transfers employment from an Employer to an Affiliate that has not adopted or has withdrawn from the Plan, the Participant will become an Inactive Participant, as described in Section C-3, effective as of the effective date of the Participant's transfer of employment. In connection therewith, all provisions of Section C-3 will apply to the Participant.

       Section C-6 Transfer of Employment Between Employers. If an employee who is a Participant transfers employment from one Employer to another Employer, such employee will continue to participate in the Plan without interruption. Any allocation of Company Contributions attributable to the Participant will be based on Total Compensation which is paid by each Employer during the Participant's employment with that Employer.

       Section C-7 Company Action Binding on Other Employers. As long as the Company is the sponsor of the Plan, it is empowered to act for any other Employer in all matters relating to the Plan.


       Section C-8 Purpose. The provisions of this Supplement C will supersede the provisions of the Plan (except such provisions as impose conditions or limitations required by applicable law) to the extent necessary to eliminate any inconsistency between the Plan and this Supplement C.

                                  Supplement D
                                  ------------

                       Minimum Distribution Requirements
                       ---------------------------------

       Section D-1 General Rules. This Supplement has been included in the Plan to comply with the limitations imposed by Code Section 401(a)(9) and it will not be construed as providing for a form of benefit not otherwise provided under the Plan. The provisions of this Supplement will take precedence over any inconsistent provisions of the Plan. All distributions required under this Supplement will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

       Section D-2 Time and Manner of Distribution.

               (a) The Participant's entire Account will be distributed in a single sum to the Participant no later than the Participant's required beginning date as described in
                      Section 7.5(d).

               (b) If the Participant dies before distribution is made, the Participant's entire Account will be distributed in a single sum no later than as follows:

                      (i) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary (that is the individual who is designated as the Beneficiary under Section 7.7 and is the designated Beneficiary under Code Section 401(a)(9) and the regulations thereunder), a distribution to the Surviving Spouse will be made by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                      (ii) If the Participant's Surviving Spouse is not the Participant's sole designated Beneficiary, distributions to the designated Beneficiary will be made by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                      (iii) For purposes of calculating the minimum distribution on the death of a Participant for purposes of this Supplement, whether the Participant has a designated Beneficiary will be determined as of September 30 of the year following the year of the Participant's death. If a designated Beneficiary disclaims his Plan benefit or has received his entire Plan benefit prior to such September 30, he will not be considered a designated Beneficiary as of such date. If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire Account will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                      (iv) If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary and the Surviving Spouse dies after the

                              Participant but before the distribution to the Surviving Spouse is made, this subsection (b), other than subsection (b)(i), will apply as if the Surviving Spouse were the Participant.

                              For purposes of this subsection (b), unless subsection (b)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If subsection (b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under subsection (b)(i).















                                      D-2